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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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The Hartford Financial Services Group, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Letter to Shareholders

April 7, 2011

Dear Shareholder:

I am pleased to invite you to attend the Annual Meeting of Shareholders of The Hartford Financial Services Group, Inc., ("The Hartford") to be held at 12:30 p.m. on Wednesday, May 18, 2011. The meeting will take place in the Wallace Stevens Theater at The Hartford's Home Office, One Hartford Plaza, Hartford, Connecticut.

Our proxy materials are available via the Internet. Shareholders who access the Company's materials this way get the information they need electronically, which allows us to reduce printing and delivery costs and lessen adverse environmental impacts.

We hope that you will participate in the Annual Meeting, either by attending and voting in person or by voting through other acceptable means as promptly as possible. You may vote through the Internet, by telephone or by mailing your completed proxy card (or voting instruction form, if you hold your shares through a broker). Your vote is important and we urge you to exercise your right to vote.

The following 2011 Notice of Annual Meeting of Shareholders and Proxy Statement includes information about the matters to be acted upon by The Hartford's shareholders. You can find financial and other information about The Hartford in the accompanying 2010 Annual Report to Shareholders and Form 10-K for the fiscal year ended December 31, 2010. These materials are also available on the Company's investor relations website, http://ir.thehartford.com.

Sincerely yours,

Liam E. McGee
Chairman, President and
Chief Executive Officer

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

NOTICE OF 2011 ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting of Shareholders of The Hartford Financial Services Group, Inc. (the "Company") will be held at 12:30 p.m. on Wednesday, May 18, 2011 in the Wallace Stevens Theater at the Company's Home Office, One Hartford Plaza, Hartford, CT 06155, for the following purposes:

  1.
  To elect a Board of Directors for the coming year;

  2.
  To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2011;

  3.
  To consider and approve, on a non-binding, advisory basis, the compensation of the Company's named executive officers as disclosed in this proxy statement;

  4.
  To select, on a non-binding, advisory basis, the preferred frequency for the advisory vote on named executive officer compensation; and

  5.
  To act upon any other business that may properly come before the Annual Meeting or any adjournment thereof.

        Only shareholders of the Company at the close of business on March 21, 2011, the record date, are entitled to notice of, and to vote at, the Annual Meeting. For instructions on voting, please refer to the notice you received in the mail or, if you requested a hard copy of the proxy statement, on your enclosed proxy card.

IF YOU PLAN TO ATTEND:

        Shareholder admission to the meeting will be on a first-come, first-served basis upon presentation of an admission ticket. Shareholders can obtain an admission ticket and directions to the meeting by contacting the Company's Investor Relations Department at InvestorRelations@TheHartford.com, by telephone at (860) 547-2537, or by mail to: The Hartford, Attn: Investor Relations, One Hartford Plaza (HO-01-01), Hartford, CT 06155. If you hold your shares of the Company through a brokerage account in "street name," your request for an admission ticket must be accompanied by a copy of a brokerage statement reflecting stock ownership as of the record date. Registration will begin at 11:30 a.m., and seating will begin at 12:00 p.m. Each shareholder will be asked to present a government issued photo identification, such as a driver's license or passport. Cameras, recording devices and other electronic devices will not be permitted at the meeting. The meeting will be simultaneously webcast at http://ir.thehartford.com.

By order of the Board of Directors,

David C. Robinson Senior Vice President and Corporate Secretary

April 7, 2011

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
One Hartford Plaza
Hartford, CT 06155

PROXY STATEMENT

Annual Meeting of Shareholders
May 18, 2011

GENERAL INFORMATION

        The Board of Directors of The Hartford Financial Services Group, Inc. (the "Company" or "The Hartford") is soliciting shareholders' proxies in connection with the Annual Meeting of Shareholders of the Company, to be held on Wednesday, May 18, 2011 at 12:30 p.m. in the Wallace Stevens Theater at the Company's Home Office, One Hartford Plaza, Hartford, CT 06155, and at any adjournment or postponement thereof (the "Annual Meeting"). The mailing to shareholders of the notice of Internet availability of proxy materials took place on April 7, 2011.

Q:    Why did I receive a one-page notice (the "Notice") in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

A:
In accordance with rules and regulations adopted by the Securities and Exchange Commission (the "SEC"), instead of mailing a printed copy of the Company's proxy materials to each shareholder of record, the Company may furnish proxy materials by providing access to those documents on the Internet. Shareholders will not receive printed copies of the proxy materials unless they request them. The Notice instructs you as to how to submit your proxy on the Internet. If you would like to receive a paper or email copy of the Company's proxy materials, you should follow the instructions in the Notice for requesting those materials.

Q:    Who is soliciting my vote?

A:
This proxy statement is being made available to holders of the Company's common stock (the "Common Stock") at the direction of the Board of Directors. As a Company shareholder, you are invited to attend the Annual Meeting and are entitled and requested to vote on the proposals described in this proxy statement to be presented at the Annual Meeting.

Q:    Who may vote at the Annual Meeting?

A:
Holders of Common Stock at the close of business on March 21, 2011 (the "Record Date") may vote at the Annual Meeting. On the Record Date, the Company had 445,112,932 shares of Common Stock outstanding and entitled to be voted at the Annual Meeting. You may cast one vote for each share of Common Stock held by you on all matters presented at the Annual Meeting.

  Participants in the The Hartford Investment and Savings Plan ("ISP") and The Hartford Deferred Restricted Stock Unit Plan ("Stock Unit Plan") may instruct plan trustees as to how to vote their shares using the methods described below. The trustees of the ISP and the Stock Unit Plan will vote shares as to which they have not received direction in accordance with the terms of the ISP and the Stock Unit Plan, respectively.

  Participants in the Company's Employee Stock Purchase Plan ("ESPP") may vote their shares using the voting methods described below.

Q:    What proposals will be voted on at the Annual Meeting?

A:
Shareholders of the Company will consider and vote on the following proposals:

1.
To elect a Board of Directors for the coming year;

2.
To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2011;

3.
To consider and approve, on a non-binding, advisory basis, the compensation of the Company's named executive officers as disclosed in this proxy statement;

4.
To select, on a non-binding, advisory basis, the preferred frequency for the advisory vote on named executive officer compensation; and

5.
To act upon any other business that may properly come before the Annual Meeting or any adjournment thereof.

Q:    How does the Board of Directors recommend I vote?

A:
The Board of Directors unanimously recommends that you vote:

1.
"FOR" each of the nominees for election to the Board of Directors;

2.
"FOR" ratification of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2011;

3.
"FOR" the approval of the Company's compensation of named executive officers as disclosed in this proxy statement; and

4.
Every "1 YEAR" as the preferred frequency for the advisory vote on named executive officer compensation.

  Please see the information included in this proxy statement relating to each proposal being submitted for a shareholder vote at the Annual Meeting.

Q:    What happens if additional matters are presented at the Annual Meeting?

A:
Other than the items of business described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxyholders, Alan J. Kreczko, Executive Vice President and General Counsel, and David C. Robinson, Senior Vice President and Corporate Secretary, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting in accordance with Delaware law and the Company's By-laws.

Q:    What vote is required to approve each proposal?

A:
With respect to Proposal #1, a director will be elected if the number of shares voted "for" that director exceeds the number of votes "against" that director.

  With respect to Proposal #2, the affirmative vote of a majority of those shares present in person or represented by proxy and entitled to vote is required to ratify the appointment of the Company's independent registered public accounting firm.

  With respect to Proposal #3, the affirmative vote of a majority of those shares present in person or represented by proxy and entitled to vote is required to approve, on an advisory basis, the compensation of named executive officers as disclosed in this proxy statement.

  With respect to Proposal #4, the option of "1 year," "2 years" or "3 years" that receives the highest number of votes cast by those shares present in person or represented by proxy and entitled to vote will be the preferred frequency for the advisory vote on named executive officer compensation that has been selected by shareholders.

Q:    What is the difference between a "shareholder of record" and a "street name" holder?

A:
These terms describe the manner in which your shares are held. If your shares are registered directly in your name through the Bank of New York Mellon, the Company's transfer agent, you are a "shareholder of record." If your shares are held in the name of a brokerage firm, bank, trust or other nominee as custodian on your behalf, you are a "street name" holder.

Q:    How do I vote my shares?

A:
Subject to the limitations described below, you may vote by proxy:

1.
electronically through the Internet;

2.
by telephone; or

3.
if you request printed copies of proxy materials, you can also vote by completing and signing each proxy card or voting instruction form provided to you and returning it to the address provided on the proxy card or voting instruction form.

  When voting on any proposal, other than Proposal #4, you may vote "for" or "against" the item or you may abstain from voting. When voting on Proposal #4, you may vote "1 year," "2 years" or "3 years" or you may abstain from voting.

  Voting by Telephone or Through the Internet.    Whether you hold your shares directly as the shareholder of record or beneficially in "street name," you may direct your vote by proxy without attending the Annual Meeting. You can vote by proxy over the Internet or by telephone by following the instructions provided in the Notice.

  Voting by Proxy Card or Voting Instruction Form.    Each shareholder, including any employee of the Company who owns Common Stock through the ISP, the Stock Unit Plan or the ESPP, may vote by using the proxy card(s) or voting instruction form(s) provided to him or her. When you return a proxy card or voting instruction form that is properly signed and completed, the shares of Common Stock represented by that card will be voted as specified by you.

  Your vote is important, and the Board of Directors urges you to exercise your right to vote. Whether or not you plan to attend the Annual Meeting, you can ensure that your shares are voted by following the procedures described above.

Q:    Can I vote my shares in person at the Annual Meeting?

A:
If you are a shareholder of record, you may vote your shares in person at the Annual Meeting. If you hold your shares in street name, you must obtain a legal proxy from your broker, banker, trustee or nominee, giving you the right to vote the shares at the Annual Meeting.

Q:    Can my shares be voted even if I abstain or don't vote by proxy or attend the Annual Meeting?

A:
If you cast a vote of "abstention" on a proposal, your shares cannot be voted otherwise unless you change your vote (see below). Because they are considered to be present and entitled to vote for purposes of determining voting results, abstentions will have the effect of a vote against Proposal #2 and Proposal #3. Note, however, that abstentions will have no effect on:

1.
Proposal #1, since only votes "for" or "against" a director nominee will be considered in determining the outcome; and

  2.
  Proposal #4, since only votes of "1 year," "2 years" or "3 years" will be considered in determining the outcome.

  Abstentions are included in the determination of shares present for quorum purposes.

  If you don't vote your shares held in street name, your broker can vote your shares in its discretion on matters that the New York Stock Exchange ("NYSE") has ruled discretionary. The ratification of Deloitte & Touche LLP as independent registered public accounting firm is a discretionary item under the NYSE rules. If no contrary direction is given, your shares will be voted on these matters by your broker in its discretion. The NYSE deems the election of directors and matters relating to executive compensation as non-discretionary matters in which brokers may not vote shares held by a beneficial owner without instructions from such beneficial owner. Accordingly, brokers will not be able to vote your shares for the election of directors, the advisory vote on compensation of the Company's named executive officers, or the advisory vote on preferred frequency for the advisory vote on named executive officer compensation if you fail to provide specific instructions. If you do not provide instructions, a "broker non-vote" results, and the underlying shares will not be considered voting power present at the Annual Meeting. Therefore, these shares will not be counted in the vote on those matters.

  If you do not vote shares for which you are the shareholder of record, your shares will not be voted.

Q:    What constitutes a quorum, and why is a quorum required?

A:
A quorum is required for the Company shareholders to conduct business at the Annual Meeting. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares entitled to vote on the Record Date will constitute a quorum, permitting the Company to conduct the business of the meeting. Abstentions and proxies submitted by brokers (even with limited voting power such as for discretionary matters only) will be considered "present" at the Annual Meeting and counted in determining whether there is a quorum present.

Q:    Can I change my vote after I have delivered my proxy?

A:
Yes. If you are a shareholder of record, you may revoke your proxy at any time before it is exercised by:

1.
entering a new vote using the Internet or by telephone;

2.
giving written notice of revocation to the Corporate Secretary of the Company;

3.
submitting a subsequently dated and properly completed proxy card; or

4.
attending the Annual Meeting and revoking your proxy. Your attendance at the Annual Meeting will not by itself revoke your proxy.

  If you hold shares in street name, you may submit new voting instructions by contacting your broker, bank or other nominee. You may also change your vote or revoke your proxy in person at the Annual Meeting if you obtain a legal proxy from the record holder (broker, bank or other nominee) giving you the right to vote the shares.

Q:    Where can I find voting results of the Annual Meeting?

A:
We will announce preliminary voting results at the Annual Meeting and publish the results in a Form 8-K filed with the SEC within four business days after the date of the Annual Meeting. The decision as to how often we will hold the advisory vote on named executive officer compensation will be disclosed either in the Form 8-K disclosing voting results or in an amendment to that Form 8-K filed no later than 150 calendar days following the Annual Meeting or 60 calendar days before the deadline for submission of any shareholder proposals for the company's next annual meeting, if earlier.

Q:    How can I submit a proposal to the Company for inclusion in the 2012 proxy statement?

A:
Proposals submitted by shareholders for inclusion in the 2012 proxy statement relating to next year's annual meeting of shareholders (the "2012 Annual Meeting") must be received by the Company no later than the close of business on December 8, 2011. Any proposal received after that date will not be included in the Company's proxy materials for 2012. In addition, all proposals for inclusion in the 2012 proxy statement must comply with all of the requirements of Rule 14a-8 under the Securities Exchange Act of 1934. No proposal may be presented at the 2012 Annual Meeting unless the Company receives notice of the proposal by February 17, 2012. Proposals should be addressed to David C. Robinson, Senior Vice President and Corporate Secretary, The Hartford Financial Services Group, Inc., One Hartford Plaza, Hartford, CT 06155. All proposals must comply with certain requirements set forth in the Company's By-laws, a copy of which may be obtained from the Corporate Secretary of the Company or which may be viewed at http://www.thehartford.com/higfiles/pdf/HFSGByLaws.pdf.

Q:    How may I obtain other information about the Company?

A:
General information about the Company is available on the Company's website at www.thehartford.com. You may view the Corporate Governance page of the investor relations section of the Company's website at http://ir.thehartford.com for the following information, which is also available in print without charge to any shareholder who requests it in writing:

  •
  Copies of this proxy statement, the 2010 Annual Report to Shareholders, the Form 10-K for the fiscal year ended December 31, 2010 and other filings the Company has made with the SEC; and

  •
  The Company's corporate governance documents, as adopted by the Company's Board of Directors, including the Company's By-laws, the Corporate Governance Guidelines (which incorporate the Company's director independence standards), committee charters, the Code of Ethics and Business Conduct applicable to all employees of the Company and the Code of Ethics and Business Conduct for Members of the Board of Directors.

  Written requests for print copies of any of the above-listed documents should be addressed to David C. Robinson, Senior Vice President and Corporate Secretary, The Hartford Financial Services Group, Inc., One Hartford Plaza, Hartford, CT 06155.

  For further information, you may also contact the Company's Investor Relations Department at the following address: The Hartford Financial Services Group, Inc., One Hartford Plaza, Hartford, CT 06155, or call (860) 547-2537.

 CORPORATE GOVERNANCE

        The Company's By-laws, the Corporate Governance Guidelines adopted by the Board of Directors (the "Board"), the charters of the Board's committees, the Code of Ethics and Business Conduct and the Code of Ethics and Business Conduct for Members of the Board of Directors (collectively, the "Governance Documents") provide the general governance framework for the Company. The Corporate Governance Guidelines comply with the listing standards of the NYSE and include guidelines for determining director independence and qualifications. The Board and management regularly review best practices in corporate governance and modify the Governance Documents, policies and practices as warranted.

        Copies of the Governance Documents can be accessed from the Corporate Governance page of the Company's investor relations website at http://ir.thehartford.com. These documents will also be provided without charge to any shareholder upon written request to David C. Robinson, Senior Vice President and Corporate Secretary, The Hartford Financial Services Group, Inc., One Hartford Plaza, Hartford, CT 06155.

Director Independence

        In February 2011, the Board undertook its annual assessment of whether each of its directors is "independent" under standards set forth in the Company's Corporate Governance Guidelines, the requirements of the listing standards of the NYSE, and other applicable legal and regulatory rules. As a result of this review, the Board affirmatively determined that, apart from Liam E. McGee, the Company's President and Chief Executive Officer ("CEO"), the Company's directors are all independent.

        In making these determinations, the Board considered, among other things, whether any director had any direct or indirect material relationship with the Company or its management.

Board Leadership Structure

        The roles of CEO and Chairman of the Board ("Chairman") are held by Liam E. McGee. Mr. McGee has held these roles since joining the Company in October 2009. The Board believes that combining these roles provides the optimal leadership structure for the Company. The CEO maintains primary management responsibility for the Company's day-to-day business operations and, as Chairman, is in the best position to ensure that key business issues and interests of the Company's stakeholders (shareholders, employees, communities, customers and creditors) are communicated to the Board. In addition, Mr. McGee's experience and qualifications enable him to fulfill the responsibilities of both roles and effectively lead the Company with a unified vision.

        The Board believes that other elements of the Company's corporate governance structure ensure that independent directors can perform their role as independent fiduciaries in the Board's oversight of management and the Company's business, and minimize any potential conflicts that may result from combining the roles of CEO and Chairman. As noted above, all directors other than Mr. McGee are independent. In addition, the Company's Corporate Governance Guidelines provide that at each regularly scheduled in-person meeting of the Board, the non-management directors shall meet in executive session led by a presiding director (currently Mr. Michael Morris) who is selected annually by such non-management directors. In 2010, the non-management directors met in executive session at each of the seven regularly scheduled meetings of the Board.

        The presiding director has the following responsibilities:

  •
  serving as a liaison between the Chairman and the non-management directors;

  •
  approving information sent to the Board;

  •
  approving meeting agendas for the Board;

  •
  approving meeting schedules to help ensure that there is sufficient time for discussion of all agenda items;

  •
  calling meetings of the independent non-management directors; and

  •
  if requested by shareholders, being available, when appropriate, for consultation and direct communication.

Board Risk Oversight

        The Board as a whole has ultimate responsibility for risk oversight. It exercises its oversight function through its standing committees, each of which has primary risk oversight responsibility with respect to all matters within the scope of its duties as contemplated by its charter. For further description of the scope of each committee's duties, see pages 9 - 12. In addition, the Finance, Investment and Risk Management Committee has responsibility for oversight of all risks that do not fall within the oversight responsibility of any other standing committee and the Audit Committee discusses with management policies with respect to risk assessment and risk management and oversees enterprise operational risk.

        The Company has established the Enterprise Risk and Capital Committee (the "ERCC"), a committee that includes the Company's CEO, Chief Financial Officer ("CFO"), Chief Investment Officer ("CIO"), Chief Risk Officer ("CRO"), the Presidents of Commercial Markets, Consumer Markets, and Wealth Management and the General Counsel. The ERCC is responsible for managing the Company's significant risks and overseeing the enterprise risk management program and reports to the Board primarily through the Finance, Investment and Risk Management Committee and also through interactions with the Audit Committee.

Code of Ethics and Business Conduct

        The Company has adopted a Code of Ethics and Business Conduct, which is applicable to all employees of the Company, including the principal executive officer, the principal financial officer and the principal accounting officer. In addition, the Company has adopted a Code of Ethics and Business Conduct for Members of the Board of Directors. These codes require that all employees and directors engage in honest and ethical conduct in performing their duties, provide guidelines for the ethical handling of actual or apparent conflicts of interest and provide mechanisms to report unethical conduct.

        Copies of each of the codes are available on the Corporate Governance page of the Company's investor relations website at http://ir.thehartford.com. Printed copies will be provided without charge to any shareholder upon written request to David C. Robinson, Senior Vice President and Corporate Secretary, The Hartford Financial Services Group, Inc., One Hartford Plaza, Hartford, CT 06155.

Certain Relationships and Related Transactions

        The Board has adopted a Policy for the Review, Approval or Ratification of Transactions with Related Persons. Pursuant to this policy, the Company's directors and Section 16 executive officers must promptly disclose any actual or potential material conflict of interest to the Chairman of the Nominating and Corporate Governance Committee and the Chairman of the Board for evaluation and appropriate resolution. If the transaction involves a Section 16 executive officer or an immediate family member of a Section 16 executive officer, the matter must also be disclosed to the Company's General Auditor or Director of Compliance for evaluation and appropriate resolution.

Communicating with the Board

        Anyone interested in communicating directly with the Board's non-management directors, or raising a complaint or concern regarding accounting issues or other compliance matters directly with the Audit Committee, may do so on an anonymous and confidential basis by contacting EthicsPoint at the following addresses or toll free numbers:

The Hartford
c/o EthicsPoint
P.O. Box 230369
Portland, Oregon 97281-0369
Toll Free Number (U.S. and Canada): 1-866-737-6812
Toll Free Number (all other countries): 1-866-737-6850
 www.ethicspoint.com

        All such communications, complaints or concerns will be forwarded to the appropriate persons for proper handling.

 BOARD OF DIRECTORS

        The Board met 11 times during 2010 and each of the Company's incumbent directors attended at least 85.7% of the aggregate number of meetings of the Board and the Committees on which he or she served for the period he or she served as director or committee member. The average attendance of all incumbent directors at Board and Committee meetings was 96.4%. The Company encourages its directors to attend the Annual Meeting of Shareholders. All of the Company's then current directors attended the Annual Meeting of Shareholders held on May 19, 2010.

Committees of the Board

        The Board has five standing committees: the Audit Committee; the Compensation and Management Development Committee; the Finance, Investment and Risk Management Committee; the Legal and Public Affairs Committee; and the Nominating and Corporate Governance Committee. The Board has determined that all of the members of the Audit Committee, the Compensation and Management Development Committee, the Legal and Public Affairs Committee and the Nominating and Corporate Governance Committee are "independent" directors within the meaning of the SEC's regulations, the listing standards of the NYSE and the Company's Corporate Governance Guidelines. Each committee conducts a self-evaluation of its performance on an annual basis.

        The members of the Board on the date of this proxy statement, and the committees of the Board on which they serve, are identified below.

Director	Audit Committee	Compensation and Management Development Committee	Finance, Investment and Risk Management Committee	Legal and Public Affairs Committee	Nominating and Corporate Governance Committee
Robert B. Allardice, III	**		*	*
Trevor Fetter	*		*		**
Paul G. Kirk, Jr.		**	*	*
Liam E. McGee			*
Kathryn A. Mikells		*	*	*
Michael G. Morris	*		*		*
Thomas A. Renyi		*	*	**
Charles B. Strauss	*		**		*
H. Patrick Swygert		*	*		*
Number of meetings in 2010	11	10	7	4	5

*Member

**Chair

        The charters of each committee can be found on the Corporate Governance page of the Company's investor relations website at http://ir.thehartford.com and printed copies will be provided without charge to any shareholder upon written request. In addition to the risk oversight responsibilities outlined on page 7, the primary functions of each committee are as follows:

Audit Committee

  •
  Monitors the integrity of the financial statements of the Company.

  •
  Monitors the independent registered public accounting firm's qualifications and independence.

  •
  Monitors the performance of the Company's internal audit function and independent registered public accounting firm.

  •
  Monitors the compliance by the Company with legal and regulatory requirements and the Company's Code of Ethics and Business Conduct.

        The Board has determined that all of the members of the Audit Committee are (1) "financially literate" within the meaning of the listing standards of the NYSE, and (2) qualified as "audit committee financial experts" within the meaning of the SEC's regulations.

Compensation and Management Development Committee

  •
  Oversees executive compensation and assists the Board in defining an executive total compensation policy.

  •
  Works with management to develop a clear relationship between pay levels and organization performance and returns to shareholders and to align the Company's compensation structure with its organizational objectives.

  •
  Has the ability to delegate, and has delegated to the Executive Vice President, Human Resources, or her designee, responsibility for the day-to-day operations of the Company's compensation plans and programs.

  •
  Retains responsibility, in all events, for compensation actions and decisions with respect to certain senior executives, as described in the Compensation Discussion and Analysis beginning on page 25.

        For further discussion of the Compensation and Management Development Committee's responsibilities and a discussion of the roles of executive officers and compensation consultants in determining executive compensation, please see Process for Determining Named Executive Officer Compensation on pages 33 - 35.

Finance, Investment and Risk Management Committee

  •
  Oversees the investment activities, financial management, and risk management of the Company and its subsidiaries.

  •
  Provides a forum for discussion among management and the entire Board on key financial, investment, and risk management matters of the Company.

Legal and Public Affairs Committee

  •
  Reviews and considers major claims and litigation, as well as legal, regulatory, intellectual property and related governmental policy matters affecting the Company and its subsidiaries.

  •
  Reviews and defines the Company's social responsibilities, including issues of significance to the Company, its shareholders and employees.

  •
  Reviews matters related to the Company's public image and reputation.

Nominating and Corporate Governance Committee

  •
  Makes recommendations as to the organization, size and composition of the Board and its committees.

  •
  Considers the qualifications, compensation and retirement of directors.

        The functions of the Nominating and Corporate Governance Committee are described in greater detail below.

Selection of Nominees for Election to the Board

Criteria for Nomination to the Board of Directors and Diversity

        The Nominating and Corporate Governance Committee (the "Nominating Committee") considers potential nominees for Board membership suggested by its members and other Board members, as well as by members of management and shareholders. In addition, the Company, at the request of the Nominating Committee, has retained an outside search firm to identify prospective Board nominees.

        The Nominating Committee evaluates prospective nominees against the standards and qualifications set forth in the Company's Corporate Governance Guidelines as well as other relevant factors as it deems appropriate, including:

  •
  the relevance of the prospective nominee's experience to the business and objectives of the Company;

  •
  the current composition of the Board;

  •
  the prospective nominee's independence from conflicts of interest and from actual or potential economic relationships with the Company;

  •
  the Board's need for financial and accounting expertise;

  •
  the prospective nominee's personal and professional ethics, integrity and values; and

  •
  the prospective nominee's availability to attend regularly scheduled Board meetings and to devote appropriate amounts of time to preparation for such meetings.

        In addition, the Nominating Committee considers the prospective nominee's potential contribution to the diversity of the Board. The Nominating Committee considers diversity in the context of the Board as a whole and takes into account considerations relating to race, gender and the range of perspectives that the directors bring to their work. As part of its consideration of director succession, the Board and the Committee monitors whether the directors as a group meet the Company's criteria for the composition of the Board, including diversity considerations.

        The Nominating Committee makes a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board determines the nominees after considering the recommendation and report of the Nominating Committee.

Shareholder Proposed Nominees

        The Nominating Committee will consider director candidates recommended by shareholders in accordance with the procedures set forth in the Company's By-laws. To recommend a prospective nominee for the Board at the Company's 2012 Annual Meeting, shareholders must deliver or mail their nomination submission and such submission must be received by the Company's Corporate Secretary not later than 90 days in advance of the anniversary date of the immediately preceding annual meeting. Each shareholder nomination submission must include the following information:

  •
  the nominating shareholder's name and address and the number of shares held;

  •
  the name and address of the proposed nominee;

  •
  a representation that the nominating shareholder is a holder of record of stock of the Company entitled to vote at the next annual meeting of shareholders;

  •
  a representation that the nominating shareholder intends to appear in person or by proxy at the next annual meeting of shareholders to nominate the nominee;

  •
  a description of any arrangements or understandings between the nominating shareholder and the nominee and any other person involved in the nomination process and with respect to the shares of the nominating shareholder or the nominee;

  •
  such other information regarding the nominee as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC in a contested election;

  •
  the consent of the nominee to serve as a director of the Company if so elected; and

  •
  a representation as to whether the nominating shareholder intends to solicit proxies in support of the nominee.

        If any materials are provided by a shareholder in connection with the nomination of a director candidate, the materials will be forwarded to the Nominating Committee.

 DIRECTOR COMPENSATION

        The Company uses a combination of cash and stock-based compensation to attract and retain qualified candidates to serve on the Board, as described below. Members of the Board who are employees of the Company or its subsidiaries are not compensated for service on the Board or any of its committees.

Annual Cash Fees

        Compensation for non-employee directors for the period beginning on May 19, 2010, the date of the 2010 Annual Meeting of Shareholders, and ending on May 18, 2011, the date of the 2011 Annual Meeting of Shareholders, includes: an annual retainer of $65,000; a $2,500 fee for each meeting of the Board attended; and a $2,000 cash fee for each Committee meeting attended. Effective with the 2010 annual meeting, meeting fees were no longer paid for meetings of the Finance, Investment and Risk Management Committee. Chairpersons of the Audit Committee, the Finance, Investment and Risk Management Committee and the Compensation and Management Development Committee receive an additional annual fee of $25,000; the other Committee chairpersons receive an additional annual fee of $10,000. The presiding director of the Board receives an additional annual fee of $25,000. Directors who join the Board during the Board service year receive a pro rata portion of the annual cash retainer.

        Non-employee directors may elect to defer all or a portion of their compensation otherwise payable in cash—including the annual cash retainer, any committee chair cash retainer, and Board and committee meeting fees earned in conjunction with service on the Board—through (i) participation in The Hartford Deferred Compensation Plan (the "Deferred Compensation Plan") and/or (ii) an investment in restricted stock units of The Hartford through participation in The Hartford 2010 Incentive Stock Plan. Under the Deferred Compensation Plan, deferred amounts may be allocated among a selection of notional investment options available under the plan and are credited with hypothetical earnings generated by such funds to the same extent as if the non-employee director had actually invested in those funds.

Annual Restricted Stock Award

        In 2010, non-employee directors received an annual equity grant of $150,000, payable solely in restricted stock pursuant to The Hartford 2010 Incentive Stock Plan. The grants of restricted stock were made on August 6, 2010, the first day of the scheduled trading window period following the filing of the Company's Form 10-Q for the quarter ended June 30, 2010. The number of shares of each award of restricted stock was determined by dividing $150,000 by the closing price of the Common Stock as reported on the NYSE as of the date of the award. Directors who join the Board during the Board service year receive a pro rata portion of the annual restricted stock award.

        Non-employee directors receiving restricted stock may not sell, assign or otherwise dispose of such restricted stock until the restriction period ends. For awards granted in 2010, the restriction period lapses on the earlier of (i) the last day of the 2010 - 2011 board service year or (ii) the first anniversary of the grant date. To the extent any of the following events occur prior to the date upon which restrictions lapse, the restriction period shall end with respect to all of the restricted stock currently held by a non-employee director: (i) the director's retirement at age 75, (ii) a "change of control" (as defined in the plan) of the Company, (iii) the director's death, or (iv) the director's disability (as defined in the plan). In the event the director's Board service otherwise terminates prior to the lapse of the restriction period, the restricted stock will be forfeited if the Compensation and Management Development Committee, in its sole discretion, so determines.

Insurance

        The Company provides each non-employee director with $100,000 of group life insurance coverage and $750,000 of accidental death and dismemberment and permanent total disability coverage while he or she serves on the Board. Non-employee directors may purchase additional accidental death and dismemberment and permanent total disability coverage under The Hartford voluntary accidental death and dismemberment plan for non-employee directors and their dependents.

Other

        Non-employee directors are reimbursed by the Company for travel and related expenses they incur in connection with their service on the Board and its committees.

Stock Ownership Guidelines and Restrictions on Trading Applicable to Non-Employee Directors

        The Board has established stock ownership guidelines for each non-employee director to obtain by the third anniversary of the director's appointment to the Board, an ownership position in the Company's Common Stock equal to five times his or her annual cash retainer. All directors with at least three years of Board service meet the stock ownership guidelines as of December 31, 2010. The Company's policy on insider trading permits directors to engage in transactions involving the Company's equity securities only (1) during "trading windows" of limited duration following the Company's filing with the SEC of its periodic reports on Forms 10-K and 10-Q and (2) following a determination that the director is not in possession of material nonpublic information. In addition, the Company has the ability under its insider trading policy to suspend trading by directors in its equity securities.

Director Summary Compensation Table

        The following table sets forth the compensation paid by the Company to non-employee directors for the fiscal year ending December 31, 2010.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)	All Other Compensation ($)	Total ($)

Robert B. Allardice III	153,000	150,000	—	1,145	304,145

Trevor Fetter	133,500	150,000	—	629	284,129

Edward J. Kelly, III(2)	33,000	—	—	568	33,568

Paul G. Kirk, Jr.	123,000	150,000	—	2,413	275,413

Gail J. McGovern(3)	108,000	—	—	654	108,654

Kathryn A. Mikells	49,000	87,500	—	398	136,898

Michael G. Morris	153,500	150,000	—	1,145	304,645

Thomas A. Renyi	119,500	175,000	—	1,013	295,513

Charles B. Strauss	157,500	150,000	—	1,877	309,377

H. Patrick Swygert	126,000	150,000	—	1,877	277,877

1)
The amounts shown in this column reflect the aggregate grant date fair value of restricted stock awards pursuant to The Hartford 2010 Incentive Stock Plan and The Hartford 2005 Incentive Stock Plan granted during the fiscal year ended December 31, 2010. In addition to receiving the standard award for the 2010-2011 Board service year, Mr. Renyi, who was appointed to the Board on March 29, 2010, was granted a pro rata portion of the annual restricted stock grant for the 2009-2010 board service year on May 3, 2010, the first day of the scheduled trading window period following his appointment. Ms. Mikells was appointed to the Board on October 20, 2010 and was granted a pro rata portion of the annual restricted stock grant on November 4, 2010, the first day of the scheduled trading window period following her appointment. All other grants were made on August 6, 2010, the first day of the scheduled trading window period following the filing of the Company's Form 10-Q for the quarter ended June 30, 2010. The number of shares of each award of restricted stock was determined by dividing the grant date fair value by the closing price of the Company's Common Stock as reported on the NYSE as of the date of the award. The closing stock price was $28.99 on May 3, 2010, $22.51 on August 6, 2010, and $26.25 on November 4, 2010.

2)
Mr. Kelly retired from the Board on May 19, 2010.

3)
Ms. McGovern retired from the Board on July 31, 2010.

 Director Compensation Table—Outstanding Equity

        The following table shows outstanding stock option awards classified as exercisable (vested) and unexercisable (unvested) as of December 31, 2010 for the Company's non-employee directors. The table also shows the number and value of any unvested or unearned equity awards outstanding as of December 31, 2010 for the Company's non-employee directors, assuming a market value of $26.49, the closing stock price on the NYSE of Company Common Stock on December 31, 2010.

	Option Awards(1)						Stock Awards

Name	Option Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Stock Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)

Robert B. Allardice III							10/31/2008	9,690	256,688
							8/6/2010	6,664	176,529

Trevor Fetter							5/21/2008	2,172	57,536
							8/6/2010	6,664	176,529

Edward J. Kelly III	5/16/2001	2,644	—		66.10	5/18/2011
	2/21/2002	2,448	—		65.85	2/23/2012
	2/20/2003	5,080	—		37.37	2/22/2013
	2/18/2004	2,731	—		65.99	2/20/2014

Paul G. Kirk Jr.	2/21/2001	2,884	—		62.07	2/23/2011	8/6/2010	6,664	176,529
	2/21/2002	2,448	—		65.85	2/23/2012
	2/20/2003	5,080	—		37.37	2/22/2013
	2/18/2004	2,731	—		65.99	2/20/2014

Gail J. McGovern	6/19/2003	3,267	—		50.62	6/21/2013
	2/18/2004	2,731	—		65.99	2/20/2014

Kathryn A. Mikells							11/4/2010	3,334	88,318

Michael G. Morris	12/16/2004	1,145	—		67.19	12/18/2014	5/21/2008	2,172	57,536
							8/6/2010	6,664	176,529

Thomas A. Renyi							8/6/2010	6,664	176,529

Charles B. Strauss	12/20/2001	961	—		62.07	12/22/2011	5/21/2008	2,172	57,536
	2/21/2002	2,448	—		65.85	2/23/2012	8/6/2010	6,664	176,529
	2/20/2003	5,080	—		37.37	2/22/2013
	2/18/2004	2,731	—		65.99	2/20/2014

H. Patrick Swygert	2/21/2001	1,442	—		62.07	2/23/2011	5/21/2008	2,172	57,536
	2/21/2002	1,224	—		65.85	2/23/2012	8/6/2010	6,664	176,529
	2/20/2003	2,540	—		37.37	2/22/2013
	2/18/2004	2,731	—		65.99	2/20/2014

1)
Stock options granted to non-employee directors expire 10 years and 2 days from the grant date.

2)
The amounts shown in this column represent outstanding, unvested awards of restricted stock to the Company's non-employee directors. Awards granted in 2008 vest on the third anniversary of the grant date. The 2009 award vested in 2010. Awards granted in 2010 vest on the earlier of (i) the last day of the respective Board service year or (ii) the first anniversary of the award grant date. Dividends are payable on outstanding restricted stock awards in the same amount and to the same extent as dividends paid to holders of the Company's Common Stock.

 NOMINEES FOR DIRECTORSHIPS

        Nine individuals will be nominated for election as directors at the Annual Meeting. The terms of office for all elected Directors will run until the next annual meeting of shareholders of the Company and until their successors are elected and qualified, or until his or her earlier death, retirement, resignation or removal from office. There are currently nine directors serving on the Board.

        In accordance with the Company's Corporate Governance Guidelines, each director has submitted a contingent, irrevocable resignation that the Board may accept if the director fails to receive more votes "for" than "against" in an uncontested election. In that situation, the Nominating Committee (or another committee of the Board comprised solely of at least three non-management directors) would make a recommendation to the Board about whether to accept or reject the resignation. The Board, not including the subject director, will act on this recommendation within 90 days from the date of the Annual Meeting and the Company will disclose its decision publicly promptly thereafter.

        If for any reason a nominee should become unable to serve as a director, either the shares of Common Stock represented by valid proxies will be voted for the election of another individual nominated by the Board, or the Board will reduce the number of directors in order to eliminate the vacancy.

        The Nominating Committee believes that each director nominee has an established record of accomplishment in areas relevant to the Company's business and objectives and possesses the characteristics identified in the Company's Corporate Governance Guidelines as essential to a well-functioning and deliberative governing body, including integrity, independence, commitment, availability and contribution to the diversity of the Board.

        All of the Company's directors hold, or have held, senior leadership positions in large, complex organizations, educational institutions and/or charitable and not-for-profit organizations. In these positions, they have demonstrated their leadership, intellectual and analytical skills and gained deep experience in core disciplines significant to their oversight responsibilities on the Company's Board. Their roles in these organizations also permit them to offer senior management a diverse range of perspectives about the issues facing a complex financial services company like the Company. Below we identify and describe additional key experience, qualifications and skills the Company's directors bring to the Board.

ROBERT B. ALLARDICE, III
(Director since 2008)
Mr. Allardice, 64, is a retired regional chief executive officer of Deutsche Bank Americas Holding Corporation, North and South America. He began his financial services career at Morgan Stanley & Co., Inc., where he spent nearly 20 years in positions of increasing responsibility. He founded the company's Merger Arbitrage Department and later became chief operating officer of the Equity Department. He was also a founding member of Morgan Stanley's Finance Committee. Following Morgan Stanley, he was a consultant to Smith Barney, and later joined Deutsche Bank Americas Holding Corporation, where he held the positions of regional chief executive officer, North and South America, and of advisory director, among other posts.

Mr. Allardice has over thirty years of experience in the financial services industry, including at the chief executive officer level. As a senior leader at multiple complex financial institutions, Mr. Allardice demonstrated skills in key management disciplines that are relevant to the oversight of the Company's business, including strategic planning, risk management, finance and financial reporting. Mr. Allardice's experience interfacing with regulators and establishing governance frameworks acquired through his years of service in the industry is relevant to the oversight of the Company's highly regulated businesses. Further, his experience leading capital markets-based businesses is relevant to the oversight of the Company's HIMCO and corporate finance activities.

TREVOR FETTER
(Director since 2007)
Mr. Fetter, 51, was named President of Tenet Healthcare Corporation effective November 2002 and was appointed its Chief Executive Officer in September 2003. From March 2000 to November 2002, Mr. Fetter served as Chairman and Chief Executive Officer of Broadlane, Inc., a provider of technology solutions for the healthcare industry. From 1995 to 2000, Mr. Fetter served as the Chief Financial Officer of Tenet Healthcare Corporation. Mr. Fetter also is a member of the Board of Directors of Tenet Healthcare Corporation.

As the chief executive officer of a publicly-traded healthcare company, Mr. Fetter has demonstrated his ability to lead the management and operations of a complex, highly regulated organization. Mr. Fetter's leadership experience has equipped him with skills in key management disciplines that are relevant to the oversight of the Company's business, including strategic planning, operational and risk management, regulatory affairs, leadership development and corporate governance. As a chief financial officer of a publicly-traded company, Mr. Fetter also gained experience in corporate finance, financial reporting and the capital markets, all of which are relevant to the oversight of the Company's operations and corporate finance activities.

PAUL G. KIRK, JR.
(Director from 1995 to September 2009; Director since March 2010)
Mr. Kirk, 73, served as a United States Senator from September 2009 until February 2010, filling the vacancy created by the death of Senator Edward M. Kennedy. Mr. Kirk currently serves as Chairman and President and a director of Kirk & Associates, Inc., a business advisory and consulting firm. Mr. Kirk served as Treasurer of the Democratic Party of the United States from 1983 to 1985 and as Chairman from 1985 until his resignation from that position in 1989. He retired from the law firm of Sullivan & Worcester in 2000, having become a partner of the firm in 1977, and Of Counsel to the firm in 1990. Mr. Kirk serves as a member of the Boards of Directors of Rayonier, Inc. and Cedar Shopping Centers, Inc., and of the Advisory Board of Bloomberg Government.

Mr. Kirk has broad-based experience as a senior business leader, legal advisor and public servant. His experiences have provided him with skills that are relevant to the Company's operations, including strategic planning, legal and regulatory analysis, corporate governance and risk management. Further, he has served on the Board of Directors of several publicly-traded companies where he has acquired experience in overseeing complex operations.

LIAM E. McGEE
(Director since 2009)
Mr. McGee, 56, is the Chairman and Chief Executive Officer of the Company, positions he has held since October 1, 2009. On December 17, 2009, he was also appointed President of the Company. Prior to joining the Company, Mr. McGee worked for Bank of America Corporation, which he joined in 1990. At Bank of America Corporation, Mr. McGee most recently served as President, Bank of America Consumer and Small Business Bank, a position he held from August 2004 until his departure in September 2009. In that role, he operated the nation's largest retail bank, serving more than 50 million consumer households and small businesses through a distribution network that included over 6,100 branches and the nation's largest online and mobile bank. From August 2001 to August 2004, he served as President, Global Consumer Banking; from August 2000 to August 2001, he served as President, Bank of America California; and from August 1998 to August 2000, he served as President, Southern California Region.

As the chief executive officer of the Company, Mr. McGee has launched a customer-focused strategy designed to achieve sustainable, profitable growth and drive shareholder value. Mr. McGee provides unique insights into the Company's businesses, relationships, competitive and financial positioning, senior leadership and strategic opportunities and challenges. Mr. McGee's experiences as a senior leader in the financial services industry provide him with skills in key management disciplines that are relevant to the oversight of the Company's business, including strategic planning, operational and risk management, finance and leadership development. In addition, his experience serving consumers and small businesses and managing large-scale distribution networks are of particular relevance to the Company's operations.

KATHRYN A. MIKELLS
(Director since 2010)
Ms. Mikells, 45, is Executive Vice President and Chief Financial Officer of Nalco, the world's largest sustainability services company focused on industrial water, energy and air applications; water treatment; and process improvement, a position she has held since October, 2010. From 1994 to October 2010, Ms. Mikells served in roles of increasing responsibility for UAL Corporation, the parent company of United Airlines, including Vice President of Investor Relations for United, Vice President of Financial Planning and Analysis, Vice President and Treasurer, Vice President of Corporate Real Estate, Director of Corporate Planning and Chief Financial Officer of Mileage Plus. Most recently, Ms. Mikells served as UAL Corporation's Executive Vice President and Chief Financial Officer, positions she was appointed to in July 2009 and August 2008, respectively.

Ms. Mikells has demonstrated the ability to lead the financial management of multi-national, complex organizations. Her extensive experience as a senior leader in corporate finance has provided her with skills in key management disciplines that are relevant to the oversight of the Company's business, including strategic planning, financial reporting, capital markets, investor relations and risk management.

MICHAEL G. MORRIS
(Director since 2004)
Mr. Morris, 63, is Chairman and Chief Executive Officer of American Electric Power Company, Inc. ("AEP"), having held the position of Chief Executive Officer since January 2004 and the position of Chairman since February 2004. From January 2004 to January 2011, Mr. Morris was also President of AEP. He previously was Chairman, President and Chief Executive Officer of Northeast Utilities from August 1997 to December 2003. Mr. Morris is a member of the Boards of Directors of American Electric Power Company, Inc., Alcoa, Inc. and Nuclear Electric Insurance Ltd. Mr. Morris also served as a director of Cincinnati Bell from 2003 to 2008.

Mr. Morris has extensive operational and management experience acquired through his service as the chief executive officer of multiple publicly-traded companies in the highly regulated energy industry. As a senior leader responsible for the management of complex business operations, Mr. Morris has experience in areas that are relevant to the oversight of the Company's business, including strategic planning, risk management, regulatory affairs, leadership development and corporate governance. Further, he has served on the Board of Directors of several publicly-traded companies where he has acquired experience in overseeing complex operations.

THOMAS A. RENYI
(Director since 2010)
Mr. Renyi, 65, served as Executive Chairman of The Bank of New York Mellon Corporation from July 2007 until he retired in August 2008. Prior to that he served as Chairman of the Board and Chief Executive Officer of The Bank of New York Company, Inc. and The Bank of New York, from February 1998 to July 2007. His career at The Bank of New York Mellon and its predecessor company spanned almost four decades and included key leadership roles in securities servicing, credit policy, capital markets, and domestic and international banking. He also headed the transition team responsible for integrating Irving Trust Company into Bank of New York. Mr. Renyi is a member of the Board of Directors of Public Service Energy Group and a former member of the Board of Directors of RiskMetrics Group, Inc.

Mr. Renyi has nearly forty years of experience in the financial services industry, including nearly ten years of experience at the chairman and chief executive officer level. Mr. Renyi has acquired skills in areas that are relevant to the oversight of the Company's operations through his years of service as a senior leader, including strategic planning, capital markets, operational and risk management, corporate governance and leadership development. Through his service on the Board of Directors of several publicly-traded companies, he has acquired experience in overseeing complex operations.

CHARLES B. STRAUSS
(Director since 2001)
Mr. Strauss, 68, served as President and Chief Executive Officer of Unilever United States, Inc., a primary business group of Unilever, the international food and home and personal care organization, from May 2000 until his retirement in December 2004. While at Unilever, he also held the positions of Group President, Unilever Home and Personal Care—North America since September 1999 and Chairman of the North America Committee, which coordinates Unilever's North American activities. Mr. Strauss is a member of the Board of Directors of Aegis Group plc. Mr. Strauss also served on the Board of Directors of Unilever plc and Unilever N.V. from 2000 to 2004 and The Hershey Company from 2007 to 2009.

Mr. Strauss has extensive experience guiding large, complex organizations acquired through nearly two decades of service as an executive in the consumer products industry, including at the chief executive officer level. As the leader of a large, publicly-traded company with global operations, Mr. Strauss demonstrated skills in areas that are relevant to the oversight of the Company, including strategic planning, complex distribution channels, risk management, leadership development and corporate governance. Mr. Strauss also has experience in corporate finance and financial reporting. Further, he has served on the Board of Directors of several publicly-traded companies where he has acquired experience in overseeing complex operations.

H. PATRICK SWYGERT
(Director since 1996)
Mr. Swygert, 68, is President Emeritus and professor of law at Howard University. He previously served as President of Howard University, Washington, D.C., a position he held from August 1995 until his retirement as President in June 2008. He was President of the University at Albany, State University of New York, from 1990 to 1995. Mr. Swygert is a member of the Board of Directors of United Technologies Corporation, the External Advisory Board of the Central Intelligence Agency and the Advisory Council for the Smithsonian Institution's National Museum of African American History and Culture. He also served as a member of the Board of Directors of Fannie Mae from 2000 through 2008.

Mr. Swygert brings significant and valuable leadership experience to the Board demonstrated in nearly two decades of service as the president of two major universities. Mr. Swygert led the academic and financial revitalization of both Howard University and the University of Albany, gaining experience in strategic planning, risk management and governance. Mr. Swygert's leadership roles at educational, governmental and cultural organizations provide him with a unique perspective on civic and cultural issues. Further, he has served on the Board of Directors of several publicly-traded companies where he has acquired experience in overseeing complex operations.

 ITEM 1

ELECTION OF DIRECTORS

        The Committee believes that the Company's directors possess the qualifications, skills and experience that are consistent with the standards for the selection of nominees for election to the Board set forth in the Company's Corporate Governance Guidelines described on page 11 and that they have demonstrated the ability to effectively oversee the Company's corporate, investment and line of business operations. Biographical information for the Company's directors is set forth above, including the principal occupation and other public company directorships (if any) held by each director in the past five years and a description of the specific experience and expertise that qualifies each director to serve as a director of the Company.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
ALL NOMINEES FOR ELECTION AS DIRECTORS.

 REPORT OF THE AUDIT COMMITTEE

        The Audit Committee oversees the Company's financial reporting process on behalf of the Board. Management has the primary responsibility for establishing and maintaining adequate internal financial controls, for preparing the financial statements and for the public reporting process. Deloitte & Touche LLP ("D&T"), the Company's independent registered public accounting firm for 2010, is responsible for expressing an opinion that 1) the Company's consolidated financial statements present fairly, in all material respects, the financial position, results of operations and cash flows in conformity with accounting principles generally accepted in the United States of America and 2) the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2010.

        In this context, the Audit Committee has:

  (1)
  reviewed and discussed the audited financial statements for the year ended December 31, 2010 with management of the Company;

  (2)
  discussed with D&T the matters required to be discussed by Statement on Auditing Standards No. 114, as amended (AICPA, Professional Standards, Vol. 1 AU section 380), as adopted by the Public Company Accounting Oversight Board ("PCAOB") in Rule 3200T; and

  (3)
  received the written disclosures and the letter from D&T required by applicable requirements of the PCAOB regarding the independent accountant's communications with the audit committee concerning independence, and has discussed with D&T the independent accountant's independence.

        Based on the review and discussions referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board that the audited financial statements should be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2010 for filing with the SEC.

Report Submitted: February 23, 2011.

Members of the Audit Committee:

Robert B. Allardice, III, Chairman
Trevor Fetter
Michael G. Morris
Charles B. Strauss

Fees of the Independent Registered Public Accounting Firm

        The following table presents fees for professional services rendered by D&T, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, the "Deloitte Entities") for the audit of the Company's annual financial statements, audit-related services, tax services and all other services for the years ended December 31, 2010 and 2009.

	Year Ended December 31, 2010	Year Ended December 31, 2009
(1) Audit fees	$16,598,630	$16,790,952
(2) Audit-related fees(a)	1,313,545	2,071,668
(3) Tax fees(b)	208,612	124,560
(4) All other fees(c)	382,311	446,277

(a)
Fees for the years ended December 31, 2010 and 2009 principally consisted of internal control reviews, due diligence and related services, agreed-upon procedures reports, and employee benefit plan audits.

(b)
Fees for the years ended December 31, 2010 and 2009 principally consisted of international tax compliance services and tax examination assistance.

(c)
Fees for the year ended December 31, 2010 consisted of an enterprise risk management project and a benchmarking study. Fees for the year ended December 31, 2009 principally consisted of a Savings & Loan Holding Company regulatory assessment project and benchmarking studies.

        The Audit Committee concluded that the provision of the non-audit services provided to the Company by the Deloitte Entities during 2010 and 2009 was compatible with maintaining the Deloitte Entities' independence.

        The Audit Committee has established policies requiring pre-approval of audit and non-audit services provided by the independent registered public accounting firm. The policies require that the Committee pre-approve specifically described audit and audit-related services, annually. For the annual pre-approval, the Committee approves categories of audit services and audit-related services, and related fee budgets. For all pre-approvals, the Audit Committee considers whether such services are consistent with the rules of the SEC and the PCAOB on auditor independence. The independent registered public accounting firm and management report to the Audit Committee on a timely basis regarding the services rendered by and actual fees paid to the independent registered public accounting firm to ensure that such services are within the limits approved by the Committee. The Audit Committee's policies require specific pre-approval of all tax services, internal control-related services and all other permitted services on an individual project basis. As provided by the Committee's policies, the Committee has delegated to its Chairman the authority to address any requests for pre-approval of services between Committee meetings, up to a maximum of $100,000. The Chairman must report any pre-approvals to the full Committee at its next scheduled meeting.

 ITEM 2

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

        In accordance with its Board-approved charter, the Audit Committee has appointed Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2011. Although shareholder ratification of the appointment of Deloitte & Touche LLP is not required, the Board requests ratification of this appointment by the shareholders. If shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Deloitte & Touche LLP.

        Representatives of Deloitte & Touche LLP will attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2011.

 COMPENSATION DISCUSSION AND ANALYSIS

        This Compensation Discussion and Analysis (the "CD&A") summarizes the Company's executive compensation policies and programs and reviews decisions for the eight executives identified as Named Executive Officers in the Summary Compensation Table on page 48 (the "NEOs"). The CD&A also refers to the following groups of Company employees (collectively, the "Senior Executives"):

  •
  Tier 1 Executives:  the CEO and his direct reports; and

  •
  Tier 2 Executives:  certain senior executives who are direct reports of the Tier 1 Executives.

EXECUTIVE SUMMARY

        2010 was a significant turning point for the Company. During the first full year of leadership by Liam McGee, Chairman, President and CEO, the Company repaid the U.S. Treasury Department's investment under the Troubled Asset Relief Program ("TARP"), announced a new customer-focused strategy and reorganized the business to support and implement this new strategy. The Company reported its fifth consecutive quarter of positive net income in the fourth quarter of 2010, signaling a recovery from the recent economic downturn and the Company's positive momentum. As discussed below, these events influenced 2010 compensation decisions.

2010 Strategic Realignment

        On April 1, 2010, the Company announced its new customer-focused strategy. The strategy shifted from a product-focused approach, under which the different businesses (Hartford Life and Property & Casualty) operated autonomously, to a "one company" model that seeks to coordinate and leverage the strengths of the Company's businesses to deliver solutions for customers. Effective July 1, 2010, the Company realigned its operations into three core businesses to better reflect how the Company's products and services are delivered to market: Commercial Markets, Consumer Markets, and Wealth Management.

        The Company's goal is to deliver sustained, profitable growth. The following management principles were established in 2010 to meet this objective:

  •
  Maximize shareholder value, focusing on earnings growth and return on equity ("ROE").

  •
  Focus on customers and brand, by organizing around three customer growth opportunities and operating as "one company."

  •
  Drive execution, through enterprise risk management initiatives and a low-cost operating model driven by process simplification and continuous improvement.

        Due in significant part to the realignment undertaken by the organization, the Company experienced some turnover in management while transitioning to a new executive leadership team. As a result, retention was also a key objective in 2010.

2010 Financial Results

        Key indicators of the strengthening fundamentals in the businesses include the following:

  •
  Full year 2010 net income of $1.7 billion, compared with a net loss of $887 million for full year 2009, demonstrating a significant turnaround.

  •
  Full year 2010 core earnings per diluted share of $2.89, representing a 56% increase over 2009.

  •
  The Company's net pre-tax unrealized loss position of $5 billion on December 31, 2009 improved to a net pre-tax unrealized loss of $600 million on December 31, 2010, due in significant part to management's actions to reposition the Company's investment portfolio as well as improving capital markets.

2010 Key Compensation Actions

        Based on the events and results highlighted above, the Compensation and Management Development Committee (the "Committee") took the following actions in 2010, which are more fully described throughout this CD&A:

  •
  Aligned incentive compensation programs with the "one company" strategy:  The Committee increased the weighting of overall company performance as a component of the Company's annual incentive plan for Senior Executives with line of business responsibility and granted long-term incentives entirely tied to Company performance versus having a portion tied to line of business results.

  •
  Refocused pay mix to leverage variable pay:  Following the lapse of compensation restrictions under TARP, the Committee restructured the pay mix of total compensation for each NEO to reduce fixed compensation and increase the portion tied to Company and individual performance. These changes bring NEO compensation more in-line with market and historical compensation packages and place a greater emphasis on pay-for-performance.

  •
  Granted off-cycle equity awards to certain executives:  To provide competitive long-term incentives for the post-TARP period and encourage retention, the Committee granted off-cycle equity awards in the form of restricted stock units to certain NEOs.

  •
  Determined below-target payouts for 2008 performance shares:  Due to missed performance targets over the three-year performance period, the Committee certified performance share payouts substantially below target for the 2008-2010 performance period.

  •
  Awarded 2010 annual incentives consistent with above-target performance:  The Committee's evaluation of the Company's performance against specified quantitative and qualitative objectives resulted in above-target annual incentive awards.

OVERVIEW OF COMPENSATION PROGRAM

Objectives

        The Company's executive compensation program is designed to support the Company's long-term strategy, attract and retain high caliber talent, align pay with short and long-term performance appropriately, promote shareholder value creation, prudently manage risk, and ensure regulatory compliance.

Best Practices

        The Committee regularly reviews best practices in governance and executive compensation and in recent years has revised the Company's policies and practices to:

  •
  Expand its incentive compensation recoupment ("clawback") policy;

  •
  Reduce the amount of benefits payable in the event of a change of control;

  •
  Eliminate excise tax gross-up provisions upon a change of control (effective for agreements entered into or materially modified after May 14, 2009);

  •
  Cease the practice of entering into individual employment agreements;

  •
  Prohibit the Committee's compensation consultant from performing any other services for the Company;

  •
  Provide for an annual risk review of the Company's compensation plans, policies and practices; and

  •
  Prohibit employees and directors from hedging unvested portions of equity or equity-linked awards.

        In addition, the Company's 2010 Incentive Stock Plan does not allow the following:

  •
  Granting of stock options with an exercise price less than the fair market value of the Company's common stock on the date of grant;

  •
  Re-pricing of stock options;

  •
  Inclusion of reload provisions in any stock option grant; and

  •
  Payment of dividends on unvested performance shares.

Pay Mix

        NEO compensation is weighted towards variable compensation (annual and long-term incentives), where actual amounts earned may differ from targeted amounts based on Company and individual performance. The Committee annually assesses each NEO's target total compensation opportunity and applies judgment to determine whether the individual component opportunities are aligned with the Company's compensation objectives. Compensation components are described under Components of Compensation Program below.

        As the following charts show, 87% of CEO target annual compensation and almost 80% of other NEO target annual compensation are variable with performance.

CEO	Other NEOs

Note: charts reflect the target annual compensation opportunity of NEOs employed as of December 31, 2010.

COMPONENTS OF COMPENSATION PROGRAM

        Each NEO has a target annual compensation opportunity which is determined each year by the Committee (and by the independent directors in the case of the CEO). The target total compensation opportunity is comprised of both fixed (base salary) and variable (annual and long-term incentives) compensation. In addition, each NEO is eligible for benefits applicable to employees generally.

Base Salary

        Base salaries are reviewed and established annually or upon promotion or change in job responsibilities, based on market data, internal pay equity and each Senior Executive's level of responsibility, experience, expertise and performance.

Annual Incentives

        Senior Executives have the opportunity to earn annual incentive awards payable in cash based on Company, line of business, and individual performance. Each Senior Executive has an individual target incentive opportunity; actual payouts are made at the Committee's discretion under the Annual Incentive Plan ("AIP") and generally range between 0% and 200% of individual targets. In exceptional circumstances, the Committee retains the ability to award up to 300% of an individual's target.

Design

        Individual AIP awards for Senior Executives are based 70% on Company and/or line of business performance and 30% on individual performance. Company and line of business performance is 50% tied to financial results against the operating plan established in December prior to the performance year ("Quantitative Assessment") and 50% on a qualitative assessment of performance against both financial and non-financial strategic objectives ("Qualitative Assessment"). The Committee uses these assessments to establish AIP factors ("AIP Factors") for each of the five business groups: Commercial Markets, Consumer Markets, Wealth Management, HIMCO (the Company's investment operations), and Corporate. This design provides the Committee the ability to take into account performance against objectives that might not otherwise be reflected in the Company's financial results. The Committee has determined that payouts based solely on pre-established financial measures might not be commensurate with overall Company performance.

        For 2010, to align the AIP with the Company's new organizational structure and focus on operating as one company, each AIP Factor includes a weighting for Overall Company Performance (as defined below). The Overall Company Performance weighting was increased from 30% to 40% for Senior Executives with line of business responsibility ("Line of Business Senior Executives"), with the 60% balance attributable to their individual line of business performance. The AIP Factor used in determining individual AIP awards for Senior Executives that perform corporate functions ("Corporate Senior Executives") is tied 100% to Overall Company Performance.

        "Overall Company Performance" is defined as the weighted average of the Quantitative Assessment factors established for Commercial Markets, Consumer Markets, and Wealth Management, based on contribution to 2010 operating plan core earnings, plus the Qualitative Assessment for the enterprise. HIMCO investment results flow through the results of each business and are therefore embedded in Company performance.

Performance Goals and Target-Setting

        A key consideration in the Committee's goal setting process is that achievement of the financial goals in the AIP is expected to enhance shareholder value. Consequently, the financial goals in the AIP are typically based on the Company's annual operating plan for the applicable fiscal year. In light of the realignment of the Company's businesses announced in April 2010, the Committee determined to defer the formal establishment of AIP financial targets until the Company's strategic and operational priorities for the year were finalized and implemented on July 1, 2010, in order to better align the AIP performance objectives with the Company's prospective operational structure. While financial targets were not formally established until July, these targets were tied to financial goals set forth in the 2010 operating plan established in December 2009. The strategic realignment did not change the Company's underlying financial goals in the 2010 operating plan, but rather reallocated these goals across the three new business divisions.

        The following table summarizes the performance criteria for the determination of AIP Factors and the rationale for utilizing such criteria. Quantitative measures for Corporate and HIMCO are addressed separately below the table. Actual quantitative performance targets established by the Committee for

2010 and performance against these targets are set forth under Company Performance—Annual Incentive Assessment of Performance on page 32.

Determination of AIP Factors

Assessment	Performance Criteria	Rationale

Quantitative Assessment of Performance (50%) (Commercial Markets, Consumer Markets, and Wealth Management)

•       Adjusted core earnings ("Compensation Core Earnings")(1) and adjusted core earnings return on equity ("Compensation Core ROE")

•       Premium (Commercial and Consumer Markets only)

•       Sales and deposits (Wealth Management only)

•       Core earnings and ROE are prevalent metrics among peers and highly correlated with shareholder value creation

•       Premium and sales and deposits measure growth of business operations which fosters shareholder value creation

Qualitative Assessment of Performance (50%) (Commercial Markets, Consumer Markets, Wealth Management, HIMCO, and Corporate)

•       Overall financial performance including 2010 versus 2009 net income and year over year book value growth ("Overall Financial Performance")

•       Performance against non-financial strategic and operational objectives relative to the business strategy as well as efficiency and expense management, risk management, and compliance, controls and ethics ("Strategic and Operational Performance")

•       Performance relative to peers on metrics such as stock price performance, core earnings performance, and book value per share ("Peer Relative Financial Performance")

•       Encourages focus on overall Company performance

•       Reinforces importance of risk management, compliance, controls, and ethics

•       Balances performance against absolute metrics with relative metrics against peers

•       Provides the Committee flexibility in assessing Company performance

(1)
The Committee has approved a definition of Compensation Core Earnings (also used to calculate Compensation Core ROE) that is intended to minimize or eliminate the effect—either favorable or unfavorable—of certain items on the total compensation opportunity for Senior Executives. The adjustments pursuant to the definition are intended to ensure that award payments represent the results achieved in the underlying business and are not unduly inflated or deflated due to the effect of items that do not directly reflect Company or management performance. As a result of these adjustments, the Compensation Core Earnings for annual incentive compensation purposes provided on page 32 will differ from the earnings numbers provided in the Company's financial statements. Compensation Core Earnings for 2010 incentive compensation purposes began with GAAP net income of $1.7B and was adjusted for net realized capital losses of $193M, the impact of the unlock of gross estimated profits of ($125M) ("DAC Unlock"), the impact of catastrophes above a corridor of 70%-130% of budget which had a $24M impact in total, and other immaterial items.

        As referenced under Annual Incentives—Design, the Quantitative Assessment undertaken in determining individual AIP awards for Corporate Senior Executives is the weighted average of the Commercial Markets, Consumer Markets and Wealth Management results. This is consistent with the definition of Overall Company Performance, as outlined earlier, and serves to align the Corporate Senior Executives' roles with the businesses they support.

        The Quantitative Assessment for HIMCO Senior Executives includes numerous measures predominantly related to investment return, loss mitigation, and risk management, as described under Company Performance—Annual Incentive Assessment of Performance on page 32. The Committee adopted these performance measures to align AIP awards for HIMCO Senior Executives with the realization of key strategic priorities of the Company for 2010 which included managing investment portfolio risk and the stabilization of investment portfolio losses, while continuing to reward positive investment income and returns.

Individual Award Determination

        As referenced under Annual Incentives—Design, individual AIP awards for Senior Executives are based 70% on Company (corporate and line of business) performance and 30% on individual performance. The Committee assesses individual performance against pre-established leadership objectives. A discussion of individual performance by NEO is provided on pages 38 - 41. The following charts illustrate the relative weighting assigned to corporate, line of business and individual performance for determining individual awards:

Corporate Senior Executive	Line of Business Senior Executive

Annual Long-Term Incentive Awards

        Long-term incentive ("LTI") awards are granted on an annual basis following an assessment of individual performance and potential, and a review of market data. Prior to 2010, Senior Executives received an annual LTI award consisting of one-third stock options, one-third performance shares, and one-third restricted stock units ("RSUs"). In 2010, annual LTI awards were made entirely in cash-settled RSUs granted on February 25, 2010. For Senior Executives covered by TARP restrictions in 2010 (including all NEOs except Mr. Pinkes), these awards ("TARP Restricted Units") cliff vest after three years; the grant value of awards made while the TARP restrictions applied did not exceed one-third of total annual compensation. For all other Senior Executives, awards vest in equal annual installments over a three-year vesting period and are subject to a one-year holding period. For the second year in a row, the Committee reduced annual LTI awards to 90% of target value given the business conditions in early 2010. The decision to grant awards consisting entirely of RSUs was due to the performance-based compensation restrictions under TARP for certain Senior Executives, the difficulty of setting appropriate performance targets in the midst of the Company's strategic realignment, the volatility in the stock price, and the desired retention of executive talent in a difficult and uncertain business environment.

        For 2011, the Committee has returned to a more balanced LTI mix for Senior Executives, in the form of 50% stock options and 50% stock-settled RSUs. The options vest ratably over three years and the RSUs cliff vest after three years. The options tie management interests to those of shareholders to encourage shareholder value creation while the RSUs provide a mechanism for retention. The Committee will continue to evaluate the LTI program, including the addition of performance shares for Senior Executives in 2012.

Periodic Retention Awards and Off-Cycle Equity Grants

        The Committee periodically provides cash or equity awards on a selective basis to executives identified as key contributors to the success of the Company and to executives who have high potential to move into critical positions. These awards are primarily designed to encourage retention. In June 2010, certain NEOs received a cash retention payout following an 18-month restriction period, as disclosed in the Summary Compensation Table on page 48.

        In August 2010, the Committee made off-cycle RSU awards to individuals (1) identified as part of the Company's annual Talent and Succession Review and/or (2) who, in the absence of an additional LTI award, would not have the potential to earn their prorated target total compensation opportunity for the portion of 2010 during which the TARP restrictions no longer applied. These RSU awards, payable in stock, will vest on the third anniversary of the date of grant. These awards provide a strong incentive to remain with the Company through the restriction period.

Executive Benefits and Perquisites

        Senior Executives are eligible for the same benefits as full-time employees generally, including health, life insurance, disability, savings, and retirement benefits. In addition, the Company maintains non-qualified savings and retirement plans that provide for benefits that would otherwise be funded but for the Internal Revenue Code limits that apply to tax-qualified benefit plans.

        The Company provides Senior Executives with additional perquisites to better focus their time, attention and capabilities on the Company's business, consistent with market practice. Perquisites generally include relocation benefits (when a move is required) and financial planning and tax preparation services (annual rate of $12,850 plus start-up fees). The CEO also has the use of a Company car and driver. While Company policy prohibits personal use of the leased corporate aircraft other than in extraordinary circumstances, it does permit family members or guests to accompany eligible Senior Executives on business travel subject to a requirement to reimburse the company for any incremental cost associated with such family member or guest's travel. In addition, executives occasionally use tickets for sporting and special events previously acquired by the Company when no other business use has been arranged and there is no incremental cost to the Company.

COMPANY PERFORMANCE

Annual Incentive Assessment of Performance

        The Committee undertook its Quantitative Assessment and Qualitative Assessment of 2010 performance, the highlights of which are described in this section. The following graphs reflect the primary metrics assessed, including 2010 actual Compensation Core Earnings, Compensation Core ROE, premium and sales and deposits for the Company and each line of business(2) (as applicable) against financial targets previously established by the Committee for AIP purposes.

(2)
Consumer Markets is excluded because no 2010 NEOs serve in the Consumer Markets line of business and its financial results impact a small portion of Overall Company Performance for AIP purposes given its size and current earnings contribution to the enterprise.

        For HIMCO Senior Executives, the Committee assessed a number of 2010 financial performance measures including (i) investment performance of the general account, including measures of net investment income, risk management, statutory and GAAP capital loss mitigation and total investment return, and, to a lesser extent, (ii) investment performance of third party funds managed by HIMCO, as measured by total peer-relative return. The Committee found i) investment performance and loss mitigation exceeded plan by a significant margin, ii) a reduction of risk in the general account portfolio, and iii) significant positive returns relative to benchmark for general account and third party assets.

        The Committee undertook its Qualitative Assessment on a subjective basis and found the following for the overall enterprise:

Performance Criteria	Qualitative Assessment

Overall Financial Performance

•       Significant year-over-year improvement in core earnings per share, net income and book value per share
— 56% increase in full year core earnings per share from 2009 to 2010, from $1.85 to $2.89 per share
— Swing of ~$2.5B of net income (to $1.7B); first year of positive net income since 2007
— Book value per common share improved by 14% from December 31, 2009 to December 31, 2010, from $38.92 to $44.44

Strategic and Operational	• Strong capital position following TARP repayment
Performance	• Realigned organization and incorporated new strategy while instituting disciplined, centralized approach to compliance and risk management

Peer Relative Financial Performance	• Performance generally at the median on book value per share and adjusted core earnings
• Adjusted core earnings per share below peers due to dilutive impact of equity issuance for TARP repayment

        Additional considerations are discussed by NEO under 2010 Named Executive Officer Compensation and Performance beginning on page 36.

        Based on its review of both quantitative and qualitative considerations for the enterprise and by line of business, the Committee established AIP Factors for each group. The factors incorporated into the 70% weighting attributable to Company/line of business performance for individual NEO AIP awards are outlined below.

Group	AIP Factor

Commercial Markets	125%

Wealth Management	140%

Corporate	132%

HIMCO	150%

Certification of Performance Share Awards for the 2008-2010 Performance Cycle

        On February 26, 2008, the Committee granted Senior Executives performance shares tied to overall Company performance (for those in Corporate functions) and line of business performance (for those in the former Property & Casualty ("P&C") and Hartford Life ("Life") operations). Performance was measured relative to peers over the three-year period, January 1, 2008 - December 31, 2010, based on book value per share (Corporate) and book value growth (P&C and Life). For details, please see the description of performance shares beginning on page 33 of the Company's proxy statement filed with the SEC on April 13, 2009. HIMCO performance units were granted in 2006 and measured over the five-year period, January 1, 2006 -December 31, 2010, based on HIMCO operational and investment performance.

        Based on results, the Committee certified the payouts below.

Business Group	Percentage of Target Earned(3) (Maximum 200%)

P&C	53%

Life	0%

Corporate	12%

HIMCO	89%

(3)
If the minimum performance threshold levels established by the Committee are not achieved, there is no payout.

PROCESS FOR DETERMINING NAMED EXECUTIVE OFFICER COMPENSATION

Committee

        The Committee is responsible for reviewing the performance of and approving compensation awarded to those Senior Executives who either report to the CEO or who are subject to the filing requirements of Section 16 of the Securities Exchange Act of 1934, other than the CEO. The independent directors, with the input of the Committee, annually set the CEO's individual performance goals and objectives, review his performance and determine his compensation level in the context of the established goals and objectives for the enterprise and individual performance. The Committee and the independent directors typically engage in performance reviews and approve annual incentive awards for the prior fiscal year at their February meetings, along with annual LTI awards and any changes to base salary. To assist in this process, the Committee reviews tally sheets for each NEO to understand how each element of compensation relates to other elements and to the compensation package as a whole. The tally sheets summarize the total compensation opportunity, including the executive's fixed and variable compensation, perquisites and potential payments upon termination or change of control. In addition, the tally sheets include a summary of historical compensation.

Compensation Consultant

        Exequity, LLP is the Committee's independent compensation consultant. Pursuant to Company policy, Exequity provides no services to the Company other than consulting services provided to the Committee. Exequity regularly attends Committee meetings and in 2010 advised on matters including peer group composition, annual and long-term incentive plan design, and change of control and severance benefits. Exequity also provides market data, analysis, and advice regarding CEO compensation to the Committee and the independent directors.

Role of Management

        The Company's Human Resources department supports the Committee in the execution of its responsibilities. The Company's Executive Vice President, Human Resources supervises the development of the materials for each Committee meeting, including market data, tally sheets, individual and Company performance metrics and compensation recommendations for consideration by the Committee. No member of the management team, including the CEO, has a role in determining his or her own compensation.

Benchmarking

Process

        On an annual basis, the Committee reviews market data as a reference point for establishing a target total compensation opportunity for each NEO comprised of fixed compensation (base salary) and variable compensation opportunities (annual and long-term incentives). The Committee does not target a specific market position by component but does take into account market data (generally at the 50th to 75th percentiles), as well as other factors including, but not limited to, tenure in position, experience, sustained performance, and internal pay equity.

        With the exception of Mr. McGreevey and Ms. Zlatkus, the Committee primarily relies on market data from the Corporate Peer Group provided by Aon Hewitt to determine individual NEO pay levels (see Corporate Peer Group on the next page). The Corporate Peer Group includes companies from multiple industries because the functional responsibilities of these executives are not specific to the insurance and financial services industries. For NEOs who lead or led a line of business (Messrs. Levenson, Pinkes, Walters and Andrade), this data is supplemented with business-specific peer group data from other leading insurance carriers and financial institutions that offer competing insurance and financial products. As the leader of HIMCO, the Company's investment operations, Mr. McGreevey's compensation is benchmarked against a peer group of investment management companies in addition to companies in the insurance industry. In the absence of relevant survey data, as CRO, Ms. Zlatkus's compensation was benchmarked against CROs as publicly disclosed in company proxy statements. The supplemental peer groups for Commercial Markets and Wealth Management and the primary peer group for HIMCO (the "Business Peer Groups") are listed on Appendix A(4).

(4)
The Peer Groups differ from the companies included in the S&P Insurance Composite Index, an index of peer insurance companies that is used in the performance graph and tables contained in the Company's 2010 Form 10-K filing. The S&P Insurance Composite Index is an appropriate benchmark against which to assess Company performance with respect to total returns to shareholders but does not fully reflect the pool of companies with which the Company competes for senior management talent, particularly for Corporate executives whose functional responsibilities are not specific to the insurance and financial services industries.

        The Committee also reviews general industry survey data published by third parties as a general indicator of relevant market conditions and pay practices (including perquisites). Neither the Committee nor management has any input into companies included in these general industry surveys.

Peer Group Development

        The Committee reviews peer groups used for compensation benchmarking on a periodic basis. For 2010 compensation analysis, Exequity engaged EC Analysis, LLC to conduct an independent review of the 2009 Corporate Peer Group using a proprietary methodology that evaluates and provides a score for each publicly traded peer group company, based on how well the company fits the industry, size, valuation and performance profile of the Company. Then management identified those companies that had a relatively high score and that were recognized as a source or destination of talent.

        Following a review of the EC Analysis report and consideration of management's peer group selection criteria, the Committee approved the following changes:

  •
  Addition of nine companies supported by the EC Analysis report that met management's peer group selection criteria.

  •
  Addition of two mutual insurance companies with whom the Company competes (Liberty Mutual and Mass Mutual).

  •
  Deletion of the following four companies: AIG and Citigroup (supported by the EC Analysis report), Safeco (acquired by Liberty Mutual), and Fidelity Investments (no longer met management's selection criteria).

Corporate Peer Group

ACE Ltd.*	CNA Financial	New York Life
Aetna, Inc.	Genworth Financial*	PNC Financial Services*
Aflac, Inc.*	ING Americas	Principal Financial Group*
Allstate	Liberty Mutual*	Progressive Corp*
American Express	Lincoln National*	Prudential Financial Group
Capital One Financial*	Mass Mutual*	State Farm
Chubb	MetLife, Inc.	Travelers Companies
CIGNA	Nationwide Financial	Unum*

*Additions in 2010

2010 NAMED EXECUTIVE OFFICER COMPENSATION AND PERFORMANCE

        There were several leadership changes in 2010, both from internal moves and external hires. The summary below provides context for 2010 compensation actions.

Name	2009 Position	2010 Position	Comments

Active NEOs

Liam McGee	Chairman & CEO (effective 10/1/09) President (effective 12/17/09)	Chairman, President & CEO	No change

Christopher Swift	N/A	Executive Vice President ("EVP") & CFO (effective 3/1/10)	External hire

Lizabeth Zlatkus	EVP & CFO	EVP & CRO (effective 3/1/10)	New position

Gregory McGreevey	President, HIMCO & CIO	President, HIMCO & CIO	No change

David Levenson	EVP, Legacy Holdings (Hartford Life)	President, Wealth Management (effective 7/1/10)	Promotion

Andrew Pinkes	EVP, Claims and Heritage Holdings (P&C)	Acting Head, Commercial Markets (effective 10/1/10)	Added Acting role

Former Officers*

John Walters	President & COO, Hartford Life	President & COO, Hartford Life (through 6/30/10)	Left the Company, 7/31/10

Juan Andrade	President & COO, Property & Casualty	President, Commercial Markets (effective 7/1/10 through 9/30/10)	Left the Company, 10/9/10

*
2010 compensation described under Former Officers on pages 41- 42.

        Under the TARP compensation restrictions, performance-based compensation was limited as annual incentives could not be earned during the TARP period (through late March 2010) and long-term incentives were limited to one-third of annual compensation. As a result, fixed compensation in the form of base salary and vested deferred stock units ("TARP Deferred Units") made up two-thirds of annual compensation during the TARP period. Below is a summary of significant actions the Committee took in 2010 primarily to support a greater focus on variable compensation following the lapse of the TARP compensation restrictions at the end of March 2010 and to promote retention.

  •
  Reduced base salaries of Messrs. Swift, McGreevey, Levenson, Walters and Andrade and Ms. Zlatkus to increase focus on variable compensation and return these NEOs to base salary levels consistent with market.

  •
  Re-established AIP opportunities tied to Company and individual performance with the 2010 opportunity of each NEO who had been subject to TARP restrictions, representing 75% of such executive's AIP opportunity (the pro rata portion allowable for 2010).

  •
  Discontinued paying TARP Deferred Units. For more information on TARP Deferred Units and TARP Restricted Units, see Overview of TARP-Compliant Compensation Components on page 37 of the Company's proxy statement filed with the SEC on April 8, 2010.

  •
  Granted off-cycle RSU awards that vest following a three-year service period to certain NEOs to recognize the value they contribute to the enterprise, to bring their compensation back in line with their target total compensation opportunity following the discontinuation of their TARP Deferred Unit accruals, and to encourage retention through the three-year vesting period.

        The total compensation package (base salary, AIP award and LTI awards) determined by the Committee for 2010 for each NEO employed on December 31, 2010 is set forth below, including compensation components awarded both during and after the TARP period. The amounts in the table below do not include amounts paid to NEOs under the Company's relocation policy, payouts from historical performance share/unit awards, or payments made pursuant to prior-year cash retention awards. Such amounts, which are included in the Summary Compensation Table, generally do not reflect decisions by the Committee related to 2010 NEO compensation. This table is not a substitute for the information disclosed in the Summary Compensation Table and related footnotes, which begin on page 48.

Active NEOs

Compensation Component	L. McGee	C. Swift	L. Zlatkus	D. Levenson	G. McGreevey	A. Pinkes

12/31/10 Base Salary	$1,100,000	$825,000	$825,000	$650,000	$600,000	$500,000

2010 AIP Award(1)	$1,755,750	$1,086,750	$1,086,750	$935,250	$1,270,500	$932,000

TARP Deferred Units(2)	$1,466,667	$254,166	$398,333	$60,000	$243,750	$24,167

TARP Restricted Units(3)	$2,700,000	$1,041,250	$1,080,000	$476,000	$975,000

Annual RSU Award(4)						$372,200

Off-cycle RSU Award(5)	$2,000,000	$500,000	$900,000	$750,000		$350,000

Cash Retention Award(6)						$500,000

Total 2010 Compensation(7)	$9,022,417	$3,707,166	$4,290,083	$2,871,250	$3,089,250	$2,678,367

(1)
Reflects a 25% reduction for all NEOs due to TARP restrictions from January - March 2010, except Mr. Pinkes who, following a determination in February 2010, was no longer subject to TARP restrictions.

(2)
Represents amounts accrued from January 1, 2010 through April 30, 2010 (Mr. Swift's accrual began on March 1, 2010), except for Mr. Pinkes whose accrual ended February 28, 2010.

(3)
TARP Restricted Units were granted at the same time as annual long-term awards to other eligible employees on February 25, 2010, except for Mr. Swift, whose award was granted on May 3, 2010.

(4)
2010 annual long-term incentive award for Senior Executives not under TARP restrictions, granted at 90% of target.

(5)
Special off-cycle award granted August 6, 2010 to certain Senior Executives.

(6)
Special award granted in conjunction with interim role; see individual discussion on pages 40 - 41.

(7)
Excludes:  a) previously granted 18 month retention awards (Messrs. Levenson and Pinkes) that paid out June 30, 2010;

                     b) historical performance share/unit awards that vested on December 31, 2010 for Messrs. Levenson and Pinkes and Ms. Zlatkus; and

                     c) items shown under "All Other Compensation" in the Summary Compensation Table.

Liam McGee

        Mr. McGee joined the company as Chairman and CEO on October 1, 2009 while the Company was subject to TARP restrictions. At that time, the independent directors established his target total annual compensation opportunity of $8,200,000. This included a base salary of $1,100,000, TARP Deferred Units accrued at an annual rate of $4,400,000, and a TARP Restricted Unit award of $2,700,000. For more information on Mr. McGee's TARP-compliant compensation package, see page 41 of the Company's proxy statement filed with the SEC on April 8, 2010.

        Following the lapse of TARP restrictions, the independent directors maintained Mr. McGee's target total annual compensation opportunity at $8,200,000 and his salary at $1,100,000 and established an AIP target of $1,650,000 based on market data provided by the Committee's consultant for CEOs at companies in the Corporate Peer Group. Because this AIP target only partially replaced a nearly $3,000,000 reduction in Mr. McGee's total compensation opportunity for the year due to the discontinuation of TARP Deferred Units, the independent directors approved a $2,000,000 off-cycle RSU award granted on August 6, 2010 to maintain a competitive compensation package.

        For the post-TARP period, Mr. McGee's prorated 2010 AIP target was $1,237,500. The independent directors approved an award at 142% of his prorated target ($1,755,750), based on the Corporate AIP Factor of 132% and the following leadership considerations:

  •
  Delivered strong year-over-year financial results, including $1.7 billion of net income versus a net loss of $887 million in 2009 and a 56% increase in core earnings per diluted share.

  •
  Launched the new business strategy and realigned the Company to ensure a greater customer focus and a "one company" approach.

  •
  Championed a more disciplined approach to managing enterprise risk, investments, and expenses.

  •
  Demonstrated strong leadership in connection with the $3.4 billion capital raise that funded the Company's repayment of TARP financial assistance.

Christopher Swift

        Mr. Swift joined the Company on March 1, 2010, succeeding Ms. Zlatkus as CFO. Based on its review of competitive market data regarding compensation for CFOs at companies in the Corporate Peer Group, the Committee established a TARP-compliant target total annual compensation opportunity of $3,750,000. This included a base salary of $975,000, TARP Deferred Units accrued at an annual rate of $1,525,000, and a TARP Restricted Unit award of $1,041,250 (prorated for 10 months of the year).

        Following the lapse of TARP restrictions, the Committee maintained Mr. Swift's target total annual compensation opportunity at $3,750,000 but reduced his salary to $825,000 and established an AIP target of $1,000,000 based on market data for CFOs at companies in the Corporate Peer Group. In addition, the Committee approved a $500,000 off-cycle RSU award, noting the discontinuation of TARP Deferred Units was only partially replaced by a competitive AIP target. This award was also granted to ensure that he would have a meaningful portion of his compensation in equity to align with shareholder interests.

        For the post-TARP period, Mr. Swift's prorated AIP target was $750,000. The Committee approved an award at 145% of his prorated target ($1,086,750), based on the Corporate AIP Factor of 132% and the following leadership considerations:

  •
  Strengthened capital position in 2010 that enabled the Company to double the dividend and end the year with a statutory surplus more than $750 million higher than year-end 2009.

  •
  Established and led the development of the Company's Strategic Initiatives Office.

  •
  Initiated efforts to improve the Company's expense ratio.

  •
  Simplified internal and external reporting and oversaw the smooth transition to new reporting segments following the Company's reorganization.

Lizabeth Zlatkus

        Ms. Zlatkus assumed the role of CRO on March 1, 2010 after serving as CFO until the hiring of Mr. Swift. During the TARP period, Ms. Zlatkus's target total annual compensation opportunity was set at $3,250,000. This included a base salary of $975,000, TARP Deferred Units accrued at an annual rate of $1,195,000 and a TARP Restricted Unit award of $1,080,000.

        Following the lapse of TARP restrictions and in accordance with her individual employment agreement, the Committee returned Ms. Zlatkus's base salary and AIP target to pre-TARP levels of $825,000 and $1,000,000, respectively. In addition, the Committee approved a $900,000 off-cycle RSU award to recognize the value she provides to the enterprise in developing the Enterprise Risk Management function for the Company and to address what otherwise would have been a significant shortfall in LTI opportunity as compared to her pre-TARP target total annual compensation opportunity of $4,500,000.

        For the post-TARP period, Ms. Zlatkus's 2010 prorated AIP target was $750,000. The Committee approved an award at 145% of her prorated target ($1,086,750), based on the Corporate AIP Factor of 132% and the following leadership considerations:

  •
  Led the successful $3.4 billion capital raise that funded the Company's repayment of TARP financial assistance.

  •
  Made significant progress in developing the Enterprise Risk Management function, resulting in increased transparency and reporting on key risk positions.

  •
  Led the continued development of comprehensive hedge programs for the Company's variable annuity businesses.

  •
  Took actions to better manage or reduce financial risk through the establishment of a strong risk governance framework.

David Levenson

        During the TARP period, Mr. Levenson's target total annual compensation opportunity consisted of a base salary of $750,000, TARP Deferred Units accrued at an annual rate of $180,000, and a TARP Restricted Unit award of $476,000. Following the lapse of TARP restrictions, Mr. Levenson's base salary was reduced to $500,000 and his AIP target was set at $550,000 to increase the portion of pay at risk based on his role as EVP, Legacy Holdings.

        Effective July 1, 2010, Mr. Levenson became President of Wealth Management. In conjunction with this role, the Committee increased his salary to $650,000 and his AIP target to $850,000 based on market data for executives in similar roles at peer companies as described under Benchmarking beginning on page 34. In addition, the Committee approved an off-cycle RSU award of $750,000 to demonstrate the Company's confidence and commitment to him in his new role and to encourage retention.

        For the post-TARP period, Mr. Levenson's 2010 prorated AIP target was $637,500. The Committee approved an award at 147% of his prorated target ($935,250), based on the Wealth Management AIP Factor of 140% and the following leadership considerations:

  •
  Achieved strong overall financial performance in Wealth Management.

  •
  Made significant progress in managing the Japan subsidiary in a more profitable manner.

  •
  Oversaw the successful divestiture of several non-core businesses.

  •
  Advanced the development of new and innovative products.

Gregory McGreevey

        During the TARP period, Mr. McGreevey's target total annual compensation opportunity consisted of a base salary of $975,000, TARP Deferred Units accrued at an annual rate of $975,000, and a TARP Restricted Unit award of $975,000. Following the lapse of TARP restrictions, Mr. McGreevey's base salary was set at $600,000 and his AIP target was returned to $1,100,000 based on market data for executives in similar roles at peer companies as described under Benchmarking.

        For the post-TARP period, Mr. McGreevey's 2010 prorated AIP target was $825,000. The Committee approved an award at 154% of his prorated target ($1,270,500), based on the HIMCO AIP Factor of 150% and the following leadership considerations:

  •
  Improved investment portfolio results with realized credit losses dropping to their lowest levels since 2007.

  •
  Managed actions that contributed to a significant reduction in the net pre-tax unrealized loss position.

  •
  Increased the transparency and effectiveness of the investment organization.

  •
  Outperformed the benchmark on general account investment returns while simultaneously de-risking the portfolio.

Andrew Pinkes

        Mr. Pinkes was no longer subject to TARP restrictions as of February 2010. In his role as EVP, Claims and Heritage Holdings, he received a base salary of $435,000 and his AIP target was set at $413,500 based on market data for executives in similar roles at peer companies as described under Benchmarking. He also received an annual LTI award in the form of RSUs as described under Annual Long-Term Incentive Awards on page 30, valued at $372,200 (90% of his $413,500 target).

        Mr. Pinkes assumed interim responsibility for leadership of Commercial Markets, in addition to his current role, upon the departure of Mr. Andrade in October 2010. With the expanded role, Mr. Pinkes's salary was increased to $500,000. In addition, to recognize the unique challenges that Mr. Pinkes faced as the interim leader of Commercial Markets, the Committee approved a special arrangement as follows:

  •
  For 2010, his AIP target was increased to $650,000 (130% of new salary), which is less than Mr. Andrade's target was for 2010. The Committee established this to ensure Mr. Pinkes was appropriately compensated while serving in this leadership role, but reflecting that he assumed this position on an interim basis.

  •
  A cash retention bonus in the amount of $500,000, subject to his continued employment with the Company until May 1, 2012. The Committee identified Mr. Pinkes as a top talent for the enterprise and critical to maintaining stability in Commercial Markets through the transition to a new leader.

  •
  Severance in accordance with the Tier 1 Severance Pay Plan (see Potential Severance and Change of Control Payments on page 42) in the event of involuntary termination other than for cause prior to, or within 12 months following, the appointment of a new leader for Commercial Markets. The Committee provided this additional protection as Mr. Pinkes is currently a Tier 2 Executive and the leader of Commercial Markets is a Tier 1 role.

        The Committee approved a 2010 AIP award for Mr. Pinkes at 143% of target ($932,000) based on the Commercial Markets AIP Factor of 125% and the following leadership considerations:

  •
  Displayed exemplary collaborative leadership during a time of leadership transition and a realignment of businesses.

  •
  Led the continued execution of best-in-class Claims customer service and process.

  •
  Made significant progress on execution of joint sales initiatives across P&C Commercial and Group Benefits.

  •
  Oversaw the successful execution of the sale of the third-party claims administrator business.

FORMER OFFICERS

        This section addresses NEOs who were no longer employed by the Company on December 31, 2010.

Compensation Component	J. Walters	J. Andrade

Base Salary at Departure	$825,000	$675,000

2010 AIP Award(1)	$333,333	n/a

TARP Deferred Units(2)	$398,333	$256,667

TARP Restricted Units(3)	$1,080,000	$830,000

Off-cycle RSU Award(4)	n/a	$750,000

Severance Payment	$3,650,000	n/a

Total 2010 Compensation(5)	$6,286,666	$2,511,667

(1)
Mr. Walters was eligible for a prorated AIP award for the post-TARP period under the terms of his separation from the Company.

(2)
Represents amounts accrued through April 30, 2010.

(3)
TARP Restricted Units were granted at the same time as annual long-term awards to other eligible employees on February 25, 2010.

(4)
Special off-cycle award granted August 6, 2010 to certain Senior Executives.

(5)
Excludes:  a) previously granted 18 month retention awards (for Mr. Andrade) that paid out June 30, 2010; and

                     b) "All Other Compensation" under the Summary Compensation Table (except for Mr. Walters's severance payment, which is included in this table).

John Walters and Juan Andrade

        The compensation opportunities in effect for Messrs. Walters and Andrade in 2010 were developed in a manner consistent with those described above for the other NEOs (other than Messrs. McGee and Swift). Mr. Walters stepped down as President & COO, Hartford Life on June 30, 2010 and left the Company on July 31, 2010. He received severance benefits pursuant to his individual employment agreement in effect as of that date, as described under Treatment of NEOs Whose Employment

Terminated in 2010 on pages 69 - 70. Mr. Andrade voluntarily left the Company on October 9, 2010. All of his outstanding, unvested equity was cancelled, including his TARP Restricted Units and the off-cycle RSU award provided to him in August. As a result of his voluntary departure, he was not eligible to receive a 2010 AIP award.

SEVERANCE AND CHANGE OF CONTROL PAYMENTS

Potential Severance and Change of Control Payments

        In 2011, new severance plans were implemented to cover Senior Executives. The key objectives of the new severance plans are to:

  •
  Replace individual employment agreements with a common severance pay plan. Senior Executives with existing employment agreements (including Mr. McGreevey and Ms. Zlatkus) will be covered under the new plans when those agreements expire;

  •
  Reduce severance amounts payable following a change of control;

  •
  For Tier 1 executives, provide the same level of benefits whether before or after a change of control, without a gross-up for change of control excise taxes; and

  •
  Implement restrictive covenants for Senior Executives, covering such items as non-competition, non-solicitation of business and employees, non-disclosure and non-disparagement.

Level	Severance

Tier 1 Executives	Lump sum equal to 2x the sum of annual base salary plus target AIP award, whether severance occurs before or after a change of control (reduced from 3x the sum of annual base salary plus target AIP award after a change of control)

Tier 2 Executives	Lump sum from 1 to 2x annual base salary, based on years of service, when no change of control has occurred, and 2x annual base salary when severance occurs after a change of control (reduced from 2x the sum of annual base salary plus target AIP award after a change of control)

        The Company maintains change of control benefits for Senior Executives to ensure continuity of management and to permit each of these individuals to focus on his or her responsibilities to the Company without undue distraction related to concerns about personal financial security during any period the Company is confronted with a contest for control. These benefits are also designed to ensure that in any such contest, these Senior Executives are not influenced in their actions by events that could occur following a change of control.

COMPENSATION POLICIES AND PRACTICES

Stock Ownership and Retention Guidelines

        Senior Executives are expected to attain certain levels of stock ownership to align their interests with those of shareholders. The Committee has established the following ownership guidelines:

Level	(As a multiple of base salary)

Chief Executive Officer	6x

Other Tier 1 Executives	4x

Tier 2 Executives	3x

        The Committee reviews ownership levels annually. Senior Executives are generally expected to meet these ownership guidelines within five years of appointment to a Tier 1 or Tier 2 position (as applicable). All active NEOs as of December 31, 2010 with more than one year of service met these guidelines.

Timing of Equity Grants

        Equity grants may be awarded four times per year, on the first day of the quarterly trading window following the filing of the Company's Form 10-Q or 10-K for the prior period. The Company's practice is to grant annual equity awards during the first quarterly trading window of the year. This timing ensures that grants are made at a time when the most public data regarding Company performance and financial condition is available.

Recoupment Policy

        In January 2011, the Committee approved an expanded recoupment policy that provides the Company the right to recoup any incentive compensation (cash or equity) paid or payable by the Company at any time to the extent such recoupment either (i) is required by applicable law or listing standards, or (ii) is determined by the Company to be necessary or appropriate in light of business circumstances or employee misconduct.

Risk Mitigation in Plan Design

        The Company's executive compensation program includes the following features to guard against excessive risk taking:

  •
  Determination of incentive awards based on a review of a variety of performance metrics, thus diversifying the risk associated with any single indicator of performance;

  •
  Long-term compensation awards and vesting periods that encourage executives to focus on sustained stock price appreciation;

  •
  A mix of fixed and variable, annual and long-term, and cash and equity compensation designed to encourage strategies and actions that are in the Company's long-term best interests;

  •
  Incentive plans are not overly leveraged, cap the maximum payout, and include design features intended to balance pay for performance with an appropriate level of risk taking;

  •
  A broad incentive compensation recoupment policy in addition to clawback provisions under the 2005 and 2010 Incentive Stock Plans;

  •
  Stock ownership guidelines to align executive and shareholder interests;

  •
  A policy of making equity grants only during an open trading window following the release of the Company's financial results;

  •
  The Company's 2010 Incentive Stock Plan does not allow (i) the granting of stock options with an exercise price less than the fair market value of the Company's Common Stock on the date of grant, (ii) the re-pricing (reduction in exercise price) of stock options and (iii) the inclusion of reload provisions in any stock option granted; and

  •
  Review by the Enterprise Risk Management function of new or revised incentive compensation plans.

        The Company has concluded that its compensation policies and practices are not reasonably likely to have a material adverse effect on the Company. For a description of the process undertaken to reach this conclusion, see the Report of the Compensation and Management Development Committee on pages 45 - 46.

Hedging Company Securities

        The Company prohibits its directors, officers and employees from engaging in transactions having the effect of hedging the unvested portion of any equity or equity-linked award. In addition, Senior Executives are prohibited from engaging in transactions having the effect of hedging the employee's equity or equity-linked interest in the Company to the extent that following such transaction, the Senior Executive's unhedged equity and equity-linked interest in the Company is below the applicable ownership guidelines.

EFFECT OF TAX AND ACCOUNTING CONSIDERATIONS ON COMPENSATION DESIGN

        In designing its compensation programs, the Company considers the tax and accounting impact of its decisions. In doing so, the Company strives to strike a balance between designing appropriate and competitive compensation programs for its executives while also maximizing the deductibility of such compensation, avoiding adverse accounting effects and ensuring that any accounting consequences to the Company are appropriately reflected in its financial statements.

        Principal among the tax considerations is the potential impact of Section 162(m) of the Internal Revenue Code, which generally denies a publicly traded company a federal income tax deduction for compensation in excess of $1 million paid to the CEO or any of the next three most highly compensated executive officers (other than the CFO), unless the amount of such excess is payable based solely upon the attainment of objective performance criteria. For this reason, where applicable, the Company's variable compensation, including 2010 annual incentive awards and performance share payouts, is designed to qualify as exempt performance-based compensation.

        Other tax considerations are factored into the design of the Company's compensation programs, including compliance with the requirements of Section 409A of the Internal Revenue Code, which can impose additional taxes on participants in certain arrangements involving deferred compensation, and Sections 280G and 4999 of the Internal Revenue Code, which affect the deductibility of, and impose certain additional excise taxes on, certain payments that are made upon or in connection with a change of control.

 REPORT OF THE COMPENSATION AND MANAGEMENT
DEVELOPMENT COMMITTEE

        The Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with management. Based on its review and discussions with management, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and in the Company's Annual Report on Form 10-K for the year ended December 31, 2010.

        In addition, in accordance with the U.S. Treasury Department's interim final rule establishing TARP standards for compensation and corporate governance (the "Interim Final Rule"), while the Company was subject to compensation restrictions under TARP, the Committee was required at least every six months to:

  •
  Discuss, evaluate and review with the Company's senior risk officers any risks (including long-term as well as short-term risks) that the Company faces that could threaten the value of the Company;

  •
  Identify (1) features in senior executive officer ("SEO") compensation plans that could lead SEOs to take these risks, and (2) features in employee compensation plans generally that pose risks to the Company, including any features in the SEO compensation plans and the employee compensation plans that encourage behavior focused on short-term results and not long-term value creation, and limit those features to ensure that the SEOs are not encouraged to take risks that are unnecessary or excessive and that the Company is not unnecessarily exposed to risks; and

  •
  Discuss, evaluate and review the terms of each employee compensation plan and identify and eliminate those features that could encourage the manipulation of reported earnings to enhance the compensation of any employee.

        The TARP restrictions ended when the Company repaid its TARP obligations at the end of March 2010. Thus TARP did not require the Committee to conduct a further risk assessment after that date. As described in detail in the Report of the Compensation and Personnel Committee included in the Company's 2010 proxy statement (the "2010 Compensation Committee Report"), the Committee met with the Company's senior risk officers and the Mercer consulting firm at its December 2009 meeting, and reviewed the key risks that the Company faces, the operation of the Company's compensation plans, and an analysis prepared by Mercer regarding the potential for the Company's compensation plans to encourage employees to either take risks that could damage the Company or manipulate reported earnings (the "December 2009 Risk Review"). On the basis of its review, Mercer concluded in December 2009 that:

  •
  The Company's plans applicable to the SEOs, as well as employee compensation plans generally, strike a proper balance between risk and rewards, and do not include features that would encourage SEOs to take unnecessary and excessive risks that threaten the value of the Company;

  •
  The employee compensation plans do not include elements that would encourage employees to take unnecessary risks; and

  •
  The employee compensation plans do not include features that would encourage the manipulation of reported earnings of the Company to enhance the compensation of any employee.

        Following the December 2009 Risk Review and as described in the 2010 Compensation Committee Report, the Committee determined that the Company's plans are generally well designed, and do not encourage SEOs or employees to take unnecessary or excessive risks, or encourage the manipulation of reported earnings.

        After the December 2009 Risk Review, the Committee continued to review the Company's compensation plans to determine that they do not encourage unnecessary and excessive risk:

  •
  Mercer in its December 2009 review identified recommendations to mitigate potential future risk in compensation plans, which recommendations were addressed by management and reviewed by the Committee at its May 2010 meeting.

  •
  In the fall of 2010, using criteria and guidelines to assess the Company's compensation plans for risk established in connection with the December 2009 Risk Review, management, including the Company's senior risk officers, reviewed:

  •
  Each existing compensation plan in light of any changes to the plan and/or changes to the Company's risk profile since the December 2009 Risk Review;

  •
  Each new compensation plan established in 2010; and

  •
  Each plan proposed to be implemented in 2011 (the "2010 Risk Review").

  •
  As a result of the 2010 Risk Review, the Company concluded that:

  •
  None of the Company's existing compensation plans, including those modified since the December 2009 Risk Review, pose unnecessary or excessive risks or encourage the manipulation of reported earnings;

  •
  Each new and proposed plan does not promote unnecessary risk-taking or encourage the manipulation of earnings; and

  •
  The Company's compensation policies and practices for its employees are not reasonably likely to have a material adverse effect on the Company.

  •
  At its December 2010 meeting, the Committee met with the Company's senior risk officers and reviewed the 2010 Risk Review.

  •
  At its January 2011 meeting, the Committee adopted additional "clawback" provisions consistent with Dodd-Frank Wall Street Reform and Consumer Protection Act requirements that will mandate the recovery of excess incentive compensation paid to executive officers in the event of an accounting restatement due to material noncompliance with financial reporting requirements, and further providing for the recovery of amounts paid to employees where determined to be necessary in accordance with Company policy or business circumstances or appropriate in light of an employee's action, or failure to act, inimical to the best interests of the Company.

        As required by the Interim Final Rule, and based on the December 2009 Risk Review and the 2010 Risk Review, the Committee certifies that, during the TARP period through March 31, 2010:

  1.
  It has reviewed with senior risk officers the SEO compensation plans and has made all reasonable efforts to ensure that these plans do not encourage SEOs to take unnecessary and excessive risks that threaten the value of the Company;

  2.
  It has reviewed with senior risk officers the employee compensation plans and has made all reasonable efforts to limit any unnecessary risks these plans pose to the Company; and

  3.
  It has reviewed the employee compensation plans to eliminate any features of these plans that would encourage the manipulation of reported earnings of the Company to enhance the compensation of any employee.

Report submitted as of March 22, 2011.

Members of the Compensation and Management Development Committee:

Paul G. Kirk, Jr., Chairman
Kathryn A. Mikells
Thomas A. Renyi
H. Patrick Swygert

 COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE
INTERLOCKS AND INSIDER PARTICIPATION

        As of the date of this proxy statement, the Compensation and Management Development Committee consists of Messrs. Kirk (Chairman), Renyi and Swygert and Ms. Mikells, all of whom are independent non-management directors. None of the Compensation and Management Development Committee members has served as an officer or employee of the Company and none of the Company's executive officers has served as a member of a compensation committee or board of directors of any other entity that has an executive officer serving as a member of the Company's Board.

 EXECUTIVE COMPENSATION

Summary Compensation Table

        The table below summarizes the total compensation paid or earned by the NEOs for the fiscal years ended December 31, 2008, 2009 and 2010. The table reflects total compensation paid or earned beginning in the later of the fiscal year ended December 31, 2008 or the year an individual first became an NEO.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)	Total ($)

Liam McGee	2010	1,100,000		7,266,667		1,755,750	96,307	383,136	10,601,860
Chairman, President	2009	275,000				—	19,796	66,654	361,450
and Chief Executive Officer

Christopher Swift	2010	712,500		1,795,416		1,086,750	41,105	12,395	3,648,166
Executive Vice President and Chief Financial Officer

Lizabeth Zlatkus	2010	875,000		2,677,083		1,086,750	1,121,903	41,913	5,802,649
Executive Vice	2009	881,250		1,788,485	594,073	679,888	651,837	43,663	4,639,196
President and	2008	810,417		1,783,334	891,673	—	1,437,912	40,772	4,964,108
Chief Risk Officer (Former Chief Financial Officer)

David Levenson	2010	658,333	750,000	1,331,000		1,269,000	320,498	40,799	4,369,630
President, Wealth									—
Management									—

Gregory McGreevey	2010	693,750		1,218,750		1,270,500	119,200	226,578	3,528,778
President, HIMCO	2009	537,500		1,333,129	333,127	1,232,000	49,355	163,839	3,648,950
and Chief Investment Officer

Andrew Pinkes	2010	469,167	700,000	782,617		932,000	73,324	10,075	2,967,183
Executive Vice President, Claims and Acting Head of Commercial Markets

John Walters(7)	2010	578,846		1,777,083			—	4,044,925	6,400,854
Former President	2009	881,250		1,788,485	594,073	593,094	244,366	40,492	4,141,760
and Chief Operating	2008	814,583		1,783,334	891,673	—	411,900	40,443	3,941,933
Officer, Hartford Life

Juan Andrade(8)	2010	657,977	700,000	2,029,167		—	89,779	10,000	3,486,923
Former President, Commercial Markets

1)
The amounts shown in this column reflect cash retention payments made following an 18-month restriction period which ended in June 2010.

2)
The amounts in this column reflect the full aggregate grant date fair value for the fiscal years ended December 31, 2008, 2009 and 2010, with respect to RSUs, performance shares, TARP Restricted Units and TARP Deferred Units, calculated in accordance with FASB ASC Topic 718. Information on TARP Deferred Units and TARP Restricted Units is provided under the heading Overview of TARP-Compliant Compensation Components, beginning on page 37 of the Company's proxy statement filed with the SEC on April 8, 2010. Detail on 2010 grants is provided in the Grants of Plan Based Awards Table on page 52.

Assumptions used in the calculation of these amounts are included in footnote 18 to the Company's audited financial statements for the fiscal years ended December 31, 2008, 2009 and 2010 included in the Company's 2008, 2009 and 2010 Annual Reports on Form 10-K, respectively.

  However, amounts included in this column are not reduced for estimated forfeiture rates during the applicable vesting periods.

  Performance shares were not granted in 2010. Performance share amounts included in this column for 2008 and 2009 were valued based on the probable outcome of performance conditions to which such awards are subject, determined at the time of grant (assumed to be target). Amounts payable under these awards will be determined based on the actual results as compared to pre-established performance objectives and can range from 0-200% of the target level. For Ms. Zlatkus, the amounts shown would be $2,674,997 and $2,368,516 for 2008 and 2009 respectively, if the grant value of performance shares assumed the highest level of performance conditions would be achieved. Her 2008 performance shares vested at the end of the three-year performance period on December 31, 2010 at 12% of the target value. For Mr. Walters, the amounts shown would be $2,674,997 and $2,368,516 for 2008 and 2009 respectively, if the grant value of the performance share awards assumed the highest level of performance conditions would be achieved. These awards, as well as outstanding RSUs, were forfeited upon his termination date, July 31, 2010.

3)
There were no stock option grants made by the Company in 2010. The amounts shown in this column for 2008 and 2009 reflect the full aggregate grant date fair value for the fiscal years ended December 31, 2008 and 2009, calculated in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in footnote 18 to the Company's audited financial statements for the fiscal years ended December 31, 2008 and 2009 included in the Company's 2008 and 2009 Annual Reports on Form 10-K, respectively. Amounts included in this column are not reduced for estimated forfeitures during the applicable vesting periods.

4)
The amounts shown in this column reflect annual incentive awards paid for the respective years. For Ms. Zlatkus and Messrs. McGee, Swift, Levenson, and McGreevey, the amount shown for 2010 represents the portion of their annual incentive prorated for service rendered subsequent to the Company's repayment of TARP obligations at the end of March. The 2010 amount shown for Mr. Levenson also includes a payment of $333,750 from a grant of 2006 HIMCO performance units which paid out at 89% of target for the five-year performance period ending on December 31, 2010.

5)
The amounts in this column reflect the actuarial increase in the present value of the accumulated benefits of the NEOs under all pension plans established by the Company. The amounts were calculated using discount rate, mortality and form of payment assumptions consistent with those used in the Company's GAAP financial statements. Actuarial assumptions for 2010 are described in the discussion following the Pension Benefits Table on page 57.

6)
The amounts shown in this column are described in the Summary Compensation Table—All Other Compensation on page 50.

7)
Mr. Walters's employment terminated on July 31, 2010. Under the terms of Mr. Walters's employment agreement, all unvested shares of restricted stock and stock options (other than stock options which vest based on a stock price that has not been attained) were fully vested on his termination date. Outstanding performance shares, RSUs and TARP Restricted Units were forfeited. Information on the vesting of restricted stock and vested stock options can be found in the Treatment of NEOs Whose Employment Terminated in 2010 on pages 69 - 70.

8)
Mr. Andrade voluntarily ended his employment on October 9, 2010. Upon Mr. Andrade's voluntary departure, all unvested outstanding equity awards were forfeited.

 Summary Compensation Table—All Other Compensation

        The following table provides the amounts presented in the "All Other Compensation" column in the Summary Compensation Table on page 48 for the Company's NEOs.

Name and Principal Position	Year	Perquisites ($)		Amount Paid or Accrued pursuant to a plan or arrangement in connection with any termination of employment or CIC ($)		Contributions or other allocations to defined contribution plans ($)(8)	Total ($)

Liam McGee	2010	352,348	(1)	0		30,788	383,136

Christopher Swift	2010	12,395	(2)	0		0	12,395

Lizabeth Zlatkus	2010	10,882	(3)	0		31,031	41,913

David Levenson	2010	17,257	(4)	0		23,542	40,799

Gregory McGreevey	2010	218,003	(5)	0		8,575	226,578

Andrew Pinkes	2010	1,500		0		8,575	10,075

John Walters	2010	14,670	(6)	4,011,333	(7)	18,922	4,044,925

Juan Andrade	2010	1,425		0		8,575	10,000

1)
Perquisite amounts for Mr. McGee consisted of financial and tax planning services paid for by the Company, commuting costs, and $339,398 of costs and expenses related to relocating his principal residence from North Carolina to Connecticut, including moving and temporary housing costs ($132,321), and real estate broker fees and other expenses paid to the Company's relocation assistance firm ($207,077). Mr. McGee did not receive a tax gross-up for his relocation benefits.

2)
Perquisite amounts for Mr. Swift consisted of financial and tax planning services paid for by the Company and fees paid to a relocation assistance firm.

3)
Perquisite amounts for Ms. Zlatkus consisted of expenses related to financial planning services and her attendance at certain non-profit board meetings.

4)
Perquisite amounts for Mr. Levenson consisted of tax planning services paid for by the Company including tax services related to his prior foreign assignment.

5)
Perquisite amounts for Mr. McGreevey consisted of $218,003 for costs and expenses related to relocating his principal residence from Georgia to Connecticut, including household goods moving and storage ($46,417), real estate broker fees and other expenses paid to the Company's relocation assistance firm ($42,825), and a payment to offset the loss on sale of his residence ($128,761). Mr. McGreevey did not receive a tax gross-up for his relocation benefits.

6)
Perquisite amounts for Mr. Walters consisted of financial and tax planning services paid for by the Company.

7)
The amount shown reflects the sum of the following amounts payable to Mr. Walters under the terms of his employment agreement in connection with the termination of his employment on July 31, 2010:

  (a)
  a pro rata target AIP award in the amount of $333,333; plus

  (b)
  a severance payment equal to two times the sum of his base salary and target AIP award, in the aggregate amount of $3,650,000; plus

  (c)
  an amount equal to the value of the difference between Mr. Walters's health benefit premium rate had he been an active employee and the COBRA premium rate for a two year period, estimated to be $28,000.

  Additional detail on amounts provided to Mr. Walters can be found in the Treatment of NEOs Whose Employment Terminated in 2010 discussion on pages 69 - 70.

8)
The amounts shown in this column represent Company contributions under The Hartford Investment and Savings Plan, a tax-qualified defined contribution plan, and The Hartford Excess Savings Plan, a non-qualified plan established as a "mirror" to the qualified plan to facilitate payment of amounts not payable under the qualified plan due to tax restrictions. Additional information can be found in footnotes to the Non-Qualified Deferred Compensation Table on pages 60 - 62.

 Grants of Plan Based Awards Table

        The following table discloses RSUs, TARP Restricted Units and TARP Deferred Units and the grant date fair value of these awards to the Company's NEOs in 2010. The table also discloses potential future payouts under the Company's AIP. Performance shares and stock options were not granted in 2010. These numbers have been rounded to the nearest whole share or unit.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)
						All Other Stock Awards: Number of Shares of Stock or Units (#)(2)	Grant Date Fair Value of Stock and Option Awards ($)(3)
Name	Plan	Grant Date	Threshold ($)	Target ($)	Maximum ($)

Liam	2010 AIP		—	1,650,000	3,300,000
McGee	TARP Deferred Units	2/25/2010				45,193	1,100,000
	TARP Restricted Units	2/25/2010				110,929	2,700,000
	TARP Deferred Units	5/3/2010				37,944	1,100,000
	RSUs	8/6/2010				88,849	2,000,000
	TARP Deferred Units	8/6/2010				16,289	366,667

Christopher	2010 AIP		—	1,000,000	2,000,000
Swift	TARP Deferred Units	5/3/2010				4,384	127,083
	TARP Restricted Units	5/3/2010				35,918	1,041,250
	RSUs	8/6/2010				22,212	500,000
	TARP Deferred Units	8/6/2010				5,646	127,083

Lizabeth	2010 AIP		—	1,000,000	2,000,000
Zlatkus	TARP Deferred Units	2/25/2010				12,274	298,750
	TARP Restricted Units	2/25/2010				44,371	1,080,000
	TARP Deferred Units	5/3/2010				10,305	298,750
	RSUs	8/6/2010				39,982	900,000
	TARP Deferred Units	8/6/2010				4,424	99,583

David	2010 AIP		—	850,000	1,700,000
Levenson	TARP Deferred Units	2/25/2010				1,849	45,000
	TARP Restricted Units	2/25/2010				19,556	476,000
	TARP Deferred Units	5/3/2010				1,552	45,000
	RSUs	8/6/2010				33,319	750,000
	TARP Deferred Units	8/6/2010				666	15,000

Gregory	2010 AIP		—	1,100,000	2,200,000
McGreevey	TARP Restricted Units	2/25/2010				40,058	975,000
	TARP Deferred Units	5/3/2010				8,408	243,750

Andrew	2010 AIP		—	650,000	1,300,000
Pinkes	RSUs	2/25/2010				15,292	372,200
	TARP Deferred Units	2/25/2010				1,489	36,250
	TARP Deferred Units	5/3/2010				834	24,167
	RSUs	8/6/2010				15,549	350,000

John	2010 AIP		—	1,000,000	2,000,000
Walters	TARP Deferred Units	2/25/2010				12,274	298,750
	TARP Restricted Units	2/25/2010				44,371	1,080,000
	TARP Deferred Units	5/3/2010				10,305	298,750
	TARP Deferred Units	8/6/2010				4,424	99,583

Juan	2010 AIP		—	850,000	1,700,000
Andrade	TARP Deferred Units	2/25/2010				7,909	192,500
	TARP Restricted Units	2/25/2010				34,100	830,000
	TARP Deferred Units	5/3/2010				6,640	192,500
	RSUs	8/6/2010				33,319	750,000
	TARP Deferred Units	8/6/2010				2,851	64,167

1)
The amounts shown in these columns represent amounts payable for 2010 at target and maximum to the NEOs under the Company's AIP; the amounts shown under Threshold represent the minimum payout level of zero if certain threshold levels of performance are not met. The amounts shown under Maximum is 200% of target and represents, in the Committee's practice, the maximum amount payable. However, to reward extraordinary performance the Committee may in its sole discretion authorize individual AIP awards of up to the lesser of 300% of the target annual incentive payment level or the Tax Code section 162(m) limit.

  The TARP restrictions required the proration of the 2010 AIP awards to Ms. Zlatkus and Messrs. McGee, Swift, Levenson, and McGreevey to recognize only service rendered after the Company's repayment of TARP obligations in March 2010. As a result, Ms. Zlatkus's and Messrs. McGee's, Swift's, Levenson's, and McGreevey's AIP awards were reduced by 25% as disclosed in the Summary Compensation Table on page 48. Mr. Walters, whose employment terminated in July 2010, earned approximately one-third of a full year AIP award, which reflects reductions for TARP restrictions and a partial year of service. The actual amount of his award is disclosed in the All Other Compensation Table on page 50. As a result of his voluntary departure, Mr. Andrade was not eligible to receive an AIP award for 2010.

2)
The amounts in this column represent the number of RSUs granted to the NEOs in 2010 pursuant to The Hartford 2005 Incentive Stock Plan and The Hartford 2010 Incentive Stock Plan and the number of TARP Restricted Units and TARP Deferred Units granted pursuant The Hartford Deferred Stock Unit Plan. Dividend equivalents with respect to RSUs, TARP Restricted Units and TARP Deferred Units are credited in the same amount and to the same extent as dividends paid to holders of Common Stock. An outline of the vesting / distribution schedule is provided below.

Award Type / Plan	Name	Grant Date	Vesting / Distribution*

RSUs / The Hartford 2005 Incentive Stock Plan	Pinkes	2/25/2010	Vests 1/3 per year and subject to a one-year holding period; settled in cash.

RSUs / The Hartford 2010 Incentive Stock Plan	McGee, Swift, Zlatkus, Levenson, Pinkes, Andrade	8/6/2010	Vests in full on the third anniversary of the grant date; settled in shares.

TARP Restricted Units / The Hartford Deferred Stock Unit Plan	McGee, Zlatkus, Levenson, McGreevey, Walters, Andrade	2/25/2010	Vests in full on the third anniversary of the grant date; settled in cash.

	Swift	5/3/2010

TARP Deferred Units / The Hartford Deferred Stock Unit Plan	Zlatkus, Levenson, Pinkes, Walters, Andrade	2/25/2010	Fully vested, settled in cash paid on the second anniversary of the grant date.

	McGee	2/25/2010	Fully vested, settled in cash paid in three equal, annual installments after the first, second and third anniversaries of the grant date.

	McGee, Swift, Zlatkus, Levenson, McGreevey, Pinkes, Walters, Andrade	5/3/2010

	McGee, Swift, Zlatkus, Levenson, Walters, Andrade	8/6/2010

*Detail regarding vesting and distribution under various termination scenarios is provided in the Potential Payments Upon Termination or Change of Control discussion beginning on page 63.

3)
The grant date value of each award was equal to the closing stock price on the date of grant. The NYSE closing price per share of the Company Common Stock was $24.34 on February 25, 2010, $28.99 on May 3, 2010 and $22.51 on August 6, 2010.

 Outstanding Equity Awards at Fiscal Year-End Table

        The following table shows outstanding stock option awards classified as exercisable and unexercisable and the number and value of any unvested equity awards outstanding as of December 31, 2010 for the Company's NEOs. The value of any unvested or unearned equity awards outstanding as of December 31, 2010 is calculated using a market value of $26.49, the NYSE closing price per share of Company Common Stock on December 31, 2010. Numbers have been rounded to the nearest whole share.

	Option Awards(1)					Stock Awards

Name	Option Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Stock Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)		Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)

Liam McGee						2/25/2010	111,613		2,956,628
						8/6/2010	89,039		2,358,643

Christopher Swift						5/3/2010	36,077		955,680
						8/6/2010	22,260		589,667

Lizabeth Zlatkus	2/18/2004	13,655	—	65.99	2/20/2014	2/27/2007	4,600		121,854
	2/17/2005	8,923	—	71.27	2/19/2015	2/26/2008	650	(5)	17,219
	2/15/2006	14,689	—	83.00	2/15/2016	2/25/2009	24,774	(5)	656,263	67,611	1,791,015
	2/27/2007	15,791	—	93.69	2/27/2017	11/5/2009	14,489	(5)	383,814
	7/30/2007	3,538	—	92.69	7/30/2017	2/25/2010	33,278	(5)	881,534
	2/26/2008	—	38,240	74.88	2/26/2018	8/6/2010	34,699	(5)	919,177
	2/25/2009	—	179,538	7.04	2/25/2019

David Levenson	2/18/2004	2,466	—	65.99	2/20/2014	10/29/2007	3,467		91,841
	2/25/2009	—	16,753	7.04	2/25/2019	2/26/2008	3,932		104,159
						2/25/2009	13,300		352,317	13,901	368,237
						11/5/2009	9,071		240,291
						2/25/2010	19,677		521,244
						8/6/2010	33,390		884,501

Gregory McGreevey	10/31/2008	25,022	12,512	10.32	10/31/2018	10/31/2008	13,440		356,026
	2/25/2009	—	92,952	7.04	2/25/2019	2/25/2009	44,611		1,181,745
						2/25/2010	40,305		1,067,679

Andrew Pinkes	2/20/2003	706	—	37.37	2/22/2013	2/26/2008	1,601		42,410
	2/18/2004	1,594	—	65.99	2/20/2014	2/25/2009	10,634		281,695	11,115	294,436
	2/15/2006	2,938	—	83.00	2/15/2016	11/5/2009	6,856		181,615
	2/27/2007	3,650	—	93.69	2/27/2017	2/25/2010	15,386		407,575
	2/26/2008	3,221	1,611	74.88	2/26/2018	8/6/2010	15,582		412,767
	2/25/2009	4,256	13,848	7.04	2/25/2019

John Walters(6)	2/18/2004	7,586	—	65.99	11/30/2012
	2/17/2005	14,872	—	71.27	11/30/2012
	2/15/2006	15,913	—	83.00	11/30/2012
	2/27/2007	15,791	—	93.69	11/30/2012
	7/30/2007	3,538	—	92.69	11/30/2012
	2/26/2008	—	38,240	74.88	11/30/2012
	2/25/2009	134,775	—	7.04	11/30/2012

Juan Andrade(7)	2/27/2006	4,713	—	83.27	2/9/2011
	2/27/2007	3,387	—	93.69	2/9/2011
	2/26/2008	3,010	—	74.88	2/9/2011

1)
All options expiring on or before July 30, 2017 are fully vested. Stock options granted to Ms. Zlatkus on February 26, 2008 and on February 25, 2009 and to Mr. McGreevey on February 25, 2009 vest and become exercisable at the later of: (i) the date upon which the closing price of each share of the underlying stock on the NYSE was equal to or exceeded 125% of the option exercise price for a period of at least 10 consecutive trading days, and (ii) three years from the grant date. The price-vesting hurdle for the options granted on February 25, 2009 was achieved on April 22, 2009. For the stock options granted to Ms. Zlatkus and Mr. McGreevey on February 25, 2009, these options will now vest on February 25, 2012. All other stock options granted to the NEOs vest and become exercisable one-third per year over a three-year vesting period. Stock options granted to the NEOs prior to May 28, 2005 expire 10 years and 2 days from the grant date. Stock options granted to the NEOs after May 28, 2005 under The Hartford 2005 Incentive Stock Plan expire on the 10 year anniversary of the grant date. The number of options granted on February 25, 2009 has been adjusted for options forfeited pursuant to TARP restrictions. Upon retirement, all unvested options fully vest.

2)
The amounts shown in this column represent unvested awards of restricted stock and RSUs under The Hartford 2005 Incentive Stock Plan (after accounting for any portion forfeited pursuant to TARP restrictions), RSUs under The Hartford 2010 Incentive Stock Plan and TARP Restricted Units under The Hartford Deferred Stock Unit Plan. Amounts other than restricted stock include accumulated dividends through December 31, 2010. Restricted stock awards to the NEOs vest as follows: one-third of each restricted stock grant will vest on the third anniversary of the grant date and two-thirds will vest on the fifth anniversary of the grant date. RSUs and TARP Restricted Units have been rounded to the nearest whole share. Information regarding the vesting and distribution of RSUs and TARP Restricted Units can be found in footnote 2 of the Grants of Plan Based Awards Table on page 52.

3)
The amounts shown in these columns represent the market value of such awards calculated using a price of $26.49, the closing stock price of Company Common Stock on the NYSE on December 31, 2010.

4)
The amounts shown in this column represent the number of performance shares granted on February 25, 2009 to Ms. Zlatkus and Messrs. Levenson and Pinkes as of December 31, 2010 after accounting for the portion forfeited pursuant to TARP restrictions. Performance shares granted to the NEOs in 2009 will vest on December 31, 2011. The actual number of performance shares which vest and become payable under the program will be equal to the actual three-year peer-relative compound annual growth in book value per share (for Corporate Senior Executives) or the three-year peer-relative compound annual growth in book value (for Line of Business Senior Executives) percentile performance multiplied by 2.0. The values presented for the outstanding performance share awards are based on the number of performance shares outstanding. Performance shares vest at the end of a three-year performance period with pro rata vesting for retirement eligible employees. Dividends are not payable on outstanding performance shares during the performance period.

5)
Represents the unvested pro rata portion of RSUs and TARP Restricted Unit awards granted to Ms. Zlatkus plus accumulated dividends through December 31, 2010 after accounting for the portion of the award that vested as of December 31, 2010 pursuant to the terms of respective plans that provide for pro rata vesting treatment of equity awards held by retirement eligible employees of the Company, to the extent not prohibited by TARP.

6)
Treatment of Mr. Walters's outstanding equity was subject to provisions of his employment agreement. Additional detail is provided in the Treatment of NEOs Whose Employment Terminated in 2010 discussion on pages 69 - 70.

7)
Mr. Andrade's outstanding unvested equity was cancelled upon his voluntary departure and his outstanding vested stock options were treated in accordance with provisions for voluntary termination. Additional detail is provided in the Treatment of NEOs Whose Employment Terminated in 2010 discussion on pages 69 - 70.

 Option Exercises and Stock Vested Table

        The following table sets forth certain information regarding options and stock awards exercised and vested, respectively, during 2010 for the Company's NEOs.

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)(2)	Value Realized on Vesting ($)(3)

Liam McGee			54,233	$1,466,667

Christopher Swift			10,029	$254,166

Lizabeth Zlatkus			66,603	$1,769,655

David Levenson	4,000	80,419	7,149	$179,441

Gregory McGreevey			8,408	$243,750

Andrew Pinkes			2,935	$79,150

John Walters			29,417	$747,366

Juan Andrade	2,535	48,675	10,638	$284,630

1)
The amounts shown in this column represent the value realized upon the exercise of vested stock options. The value realized is the difference between the fair market value of the Common Stock on the date of exercise and the exercise price of the option.

2)
The number of shares reflected in this column has been rounded to the nearest whole share. These numbers include shares acquired upon the vesting of restricted stock, RSUs and performance shares, as applicable. The numbers also include TARP Deferred Units accrued in 2010, as applicable to each NEO in the amounts listed below.

Name	Number of TARP Deferred Units

Liam McGee	54,233

Christopher Swift	10,029

Lizabeth Zlatkus	14,729

David Levenson	2,218

Gregory McGreevey	8,408

Andrew Pinkes	834

John Walters	14,729

Juan Andrade	9,491

  These TARP Deferred Units are fully vested and will be settled in cash paid in three equal, annual installments after the first, second and third anniversaries of the grant date.

  For Ms. Zlatkus, who is retirement eligible, the numbers in this column include the portion of her 2008, 2009 and 2010 RSUs and her 2009 and 2010 TARP Restricted Units that vested during 2010 pursuant to the terms of the respective plans that provide for pro rata vesting treatment of equity awards held by retirement eligible employees of the Company, to the extent not prohibited by TARP, but not distributable until later years (a total of 47,175 units). These awards will be distributed following the third anniversary of the grant date. The RSUs granted in 2008 and 2010 will be settled in shares; the RSUs granted in 2009 and the TARP Restricted Units granted in 2009 and 2010 will be settled in cash.

3)
The amounts shown in this column reflect the value that vested based on the NYSE closing price per share of the Company's Common Stock on the date of vesting.

 Pension Benefits Table

        The table below shows the number of years of service credited, and the actuarial present value of the accumulated pension benefit, as of December 31, 2010 for each of the NEOs under the Company's retirement plans. Federal tax law limits the amount of benefits that can be paid and compensation that may be recognized under a tax-qualified retirement plan. Therefore, the Company has both a tax-qualified retirement plan (the Retirement Plan for U.S. Employees) and a non-qualified retirement plan (The Hartford Excess Pension Plan II, or the "Excess Pension Plan") for payment of those benefits that cannot be paid from the tax-qualified plan (together, the "Plans"). The practical effect of the Excess Pension Plan is to calculate benefits for all similarly situated employees on a uniform basis.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)

Liam McGee	Retirement Plan for U.S. Employees	1.25	37,799	none
	Excess Pension Plan	1.25	78,304	none

Christopher Swift	Retirement Plan for U.S. Employees	0.83	12,837	none
	Excess Pension Plan	0.83	28,268	none

Lizabeth Zlatkus	Retirement Plan for U.S. Employees	27.25	925,587	none
	Excess Pension Plan	27.25	6,205,869	none

David Levenson	Retirement Plan for U.S. Employees	15.33	308,855	none
	Excess Pension Plan	15.33	1,260,149	none

Gregory McGreevey	Retirement Plan for U.S. Employees	2.33	33,593	none
	Excess Pension Plan	2.33	141,714	none

Andrew Pinkes	Retirement Plan for U.S. Employees	7.83	95,474	none
	Excess Pension Plan	7.83	236,024	none

John Walters	Retirement Plan for U.S. Employees	10.25	186,728	none
	Excess Pension Plan	10.25	1,503,953	1,848

Juan Andrade	Retirement Plan for U.S. Employees	4.67	n/a	78,097
	Excess Pension Plan	4.67	224,929	none

        Retirement benefits are accrued under a cash balance formula for employees hired on or after January 1, 2001 (including Messrs. McGee, Swift, McGreevey, Pinkes, and Andrade). Employees hired prior to January 1, 2001 (including Ms. Zlatkus and Messrs. Levenson and Walters) accrued benefits under a final average pay formula through December 31, 2008 and began to accrue benefits under the cash balance formula beginning January 1, 2009.

Cash Balance Formula

        Under the cash balance formula, age-related credits are made each year to a book entry account established for the benefit of the employee as follows:

Age of Participant	Credit as % of base pay and bonus up to S.S. wage base*	Credit as % of base pay and bonus above S.S. wage base*

40-44	4.75%	7.125%

45-49	5.50%	8.250%

50-54	6.25%	9.375%

55-59	7.00%	10.500%

60+	7.75%	11.625%

*Social Security Taxable Wage Base was $106,800 in 2010.

        An interest credit on previously accrued amounts is determined each year equal to the greater of 3.3% or the 10-year Treasury rate determined before the start of the year. Vested account balances under the cash balance formula may be received in the form of a single lump sum payment upon termination of employment or the participant may elect to receive an actuarially-equivalent form of life annuity. An employee is vested upon completion of three years of service. The NEOs, with the exception of Messrs. McGee, Swift and McGreevey, are fully vested in their accumulated benefits under the Plans.

Final Average Pay Formula

        For employees hired prior to January 1, 2001, which includes Ms. Zlatkus and Messrs. Levenson and Walters, the formula used to determine retirement benefits for service prior to January 1, 2009 is based on a percentage of the employee's final average pay as of December 31, 2008 multiplied by the number of the employee's years of credited service as of December 31, 2008. This final average pay formula provides an annual pension, payable in the form of an annuity commencing as of normal retirement age (age 65) for the participant's lifetime, equal to 2% of the employee's average final pay for each of the first 30 years of credited service, reduced by 1.67% of the employee's primary Social Security benefit for each of the first 30 years of credited service. An employee's average final pay is calculated as the sum of (i) average annual base salary for the 60 calendar months of the last 120 calendar months of service prior to 2009 affording the highest average, plus (ii) average annual bonus payments in the five calendar years of the employee's last ten calendar years of service prior to 2009 affording the highest average. The final average pay formula provides for early retirement pensions for employees who have met all of the following requirements: attained age 50, completed at least 10 years of service, and the sum of their age and service totals 70 or more. For individuals eligible to retire early who have completed at least 15 years of service, early retirement benefits are reduced only for commencement prior to age 60.

        As of December 31, 2010, Ms. Zlatkus was eligible to retire and receive an early retirement benefit reduced for commencement prior to age 60. Mr. Walters was eligible upon his termination of employment on July 31, 2010 to receive a vested retirement benefit, reduced for commencement of that benefit prior to age 65. Mr. Levenson is not yet eligible to retire early under the Plans. Participants may elect to receive their final average pay formula benefits as an annuity for their life only, or in a reduced actuarially-equivalent amount in order to also provide for payments to a contingent annuitant, if surviving the participant, for the balance of the contingent annuitant's lifetime. The Plans also provide a survivor benefit to a dependent spouse/dependent domestic partner of a participant who retires at or after age 50 with 20 years of service, equal to 1/2 of the participant's life annuity benefit under the final average pay formula, provided that the marriage or domestic partnership was in existence for at least five years and commenced prior to age 60; the benefit payable is reduced if the spouse or domestic partner is more than five years younger than the participant. As of December 31, 2010, Ms. Zlatkus had attained the age and service eligibility requirements for the dependent spouse benefit under the Plans.

Present Value Assumptions under the Plans

        The present value of accumulated benefits under each Plan shown in the table above is calculated using the same actuarial assumptions used by the Company for GAAP financial reporting purposes, and assuming that benefits commence (i) as of age 65 and age 50 under the final average pay formulas of the Retirement Plan and the Excess Pension Plan, respectively, for Mr. Walters, (ii) as of the executive's earliest possible unreduced retirement age (age 60) for Ms. Zlatkus and Mr. Levenson under the Plans' final average pay formula, and (iii) at age 65 for each executive under the Plans' cash balance formula, with the exception of Mr. Walters, where it is assumed that his cash balance formula benefit under the Excess Pension Plan will be paid in February 2011 (except for a $1,848 payment made in 2010 for taxes) and Mr. Andrade, where it is assumed that his cash balance formula benefit under the Excess Pension Plan will be paid in May 2011. Those assumptions are a discount rate of 5.5%, the RP-2000 Mortality Table projected to 2011, and a life annuity form of payment, except for the benefits accrued under the Plans' cash balance formula, where a lump sum form of payment is assumed. In accordance with the assumptions used for GAAP financial reporting, the cash balance amounts included in the table above for Ms. Zlatkus and Messrs. McGee, Swift, Levenson, McGreevey and Pinkes are projected to age 65 using an assumed interest crediting rate of 3.3% (the actual rate in effect for 2011), and the present value as of December 31, 2010 is determined using a discount rate of 5.5%; therefore, the amounts shown in the table are lower than the actual December 31, 2010 cash balance accounts for these participants. The actual cash balance accounts under the Retirement Plan and the Excess Pension Plan, respectively, as of December 31, 2010 for Ms. Zlatkus are $41,082 and $187,631, while the corresponding cash balance accounts as of the same date for Mr. McGee are $45,453 and $94,160; for Mr. Swift are $17,672 and $38,914; for Mr. Levenson are $31,206 and $96,870; for Mr. McGreevey are $47,897 and $202,057; and for Mr. Pinkes are $134,938 and $333,583.

Impact of a Change of Control

        In the event of a Change of Control, all participants in the Excess Pension Plan automatically receive, in a single lump sum, the present value of the benefit accrued as of the date of the Change of Control, provided that the Change of Control also constitutes a "change in control" as defined in regulations issued under Section 409A of the Internal Revenue Code. In such event, the provisions of the Excess Pension Plan regarding the calculation of the lump sum payments due under that Plan's final average pay formula provide for different assumptions to be used, including lower discount rates, than have historically been assumed by the Company for GAAP financial reporting purposes. In the event of such a Change of Control, the hypothetical lump sum payouts from the Excess Pension Plan to Ms. Zlatkus and Messrs. Levenson and Walters would thus be greater than the accumulated benefit present values set forth in the table above, in Ms. Zlatkus's case by $2,409,625, in Mr. Levenson's case by $106,470, and in Mr. Walters's case by $775,493. In such event, each executive would also receive a lump sum equal to the value of the executive's cash balance formula account under the Excess Pension Plan.

 Non-Qualified Deferred Compensation Table

Deferred Compensation Plan

        Each NEO, as well as other employees, may elect to participate in The Hartford Deferred Compensation Plan. Participating employees may defer receipt of up to 90% of their AIP award otherwise payable in cash by the Company to the Deferred Compensation Plan. In 2010, none of the NEOs maintained a balance in this plan.

Excess Savings Plan

        In addition, NEOs, as well as other employees, may contribute to the Company's Excess Savings Plan, a non-qualified plan established as a "mirror" to the Company's tax-qualified 401(k) plan (The Hartford Investment and Savings Plan). The Excess Savings Plan is intended to facilitate payment of amounts not payable under the tax-qualified plan due to tax restrictions. Under the Excess Savings Plan, the Company makes a matching contribution in an amount equal to 50% of an employee's contribution, up to an amount equal to 3% of such employee's base salary. The Company also makes a non-matching contribution equal to one-half of one percent (.005) of the annual base salary of each participant in the plan. Company contributions to the Excess Savings Plan are fully vested. Excess Savings Plan balances are payable in a lump sum following termination of employment.

        The notional investment options available to employees under the Excess Savings Plan correspond to the investment options available to participants in the Company's tax-qualified Investment and Savings Plan. The table below shows the funds available under the Excess Savings Plan and their annual rate of return for the calendar year ended December 31, 2010, as reported by the administrator of the Excess Savings Plan. The Company may change the notional investment options available from time to time.

Name of Fund	Rate of Return	Name of Fund	Rate of Return

The Hartford Financial Services Group, Inc. Stock Fund	14.86%	Vanguard Target Retirement 2030 Fund	14.43%
Hartford Capital Appreciation HLS Fund	16.50%	Vanguard Target Retirement 2035 Fund	15.14%
Hartford Dividend and Growth HLS Fund	13.21%	Vanguard Target Retirement 2040 Fund	15.17%
Hartford Index Fund	15.15%	Vanguard Target Retirement 2045 Fund	15.19%
Hartford MidCap HLS Fund	23.45%	Vanguard Target Retirement 2050 Fund	15.20%
Hartford Small Company HLS Fund	24.13%	Vanguard Target Retirement Income Fund	9.39%
Hartford Global Growth HLS Fund	14.25%	Hartford High Yield HLS Fund	16.15%
Hartford International Opportunities HLS Fund	14.49%	Hartford Stable Value Fund	3.44%
Vanguard Target Retirement 2005 Fund	9.71%	Hartford Total Return Bond HLS Fund	7.51%
Vanguard Target Retirement 2010 Fund	11.43%	Hartford Money Market HLS Fund	0.00%
Vanguard Target Retirement 2015 Fund	12.47%	RS Partners Y Fund	28.36%
Vanguard Target Retirement 2020 Fund	13.12%	Columbus Circle Large Cap Growth Fund	15.80%
Vanguard Target Retirement 2025 Fund	13.84%

Bonus Swap Plan

        Prior to 2006, NEOs, as well as other employees, could elect to defer receipt of a portion of an AIP award under The Hartford Deferred Restricted Stock Unit Plan ("Bonus Swap Plan"). In the case of such a deferral, the executive was credited under the Bonus Swap Plan with a notional Company Common Stock account equal to the amount deferred. The executive was also credited with an additional amount equal to 10% of the bonus that had been deferred, which would vest and be payable if the executive remained in the employment of the Company for three years.

        The table below shows, for the NEOs, the aggregate amount of executive and Company contributions to the above plans for 2010, the aggregate earnings credited under those plans during

2010, distributions from those plans, and the total balance of each NEO's account under the plans as of December 31, 2010.

Name		Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)(2)	Aggregate Earnings in Last FY ($)(3)	Aggregate Withdrawals / Distributions ($)	Aggregate Balance at Last FYE ($)(4)

Liam McGee	Excess Savings Plan	52,250	30,479	1,065	0	83,794

Lizabeth Zlatkus	Excess Savings Plan	38,438	22,578	23,563	0	512,666
	Bonus Swap Plan	0	0	35,663	0	279,659

David Levenson	Excess Savings Plan	30,813	18,073	63,719	0	455,619

John Walters	Excess Savings Plan	22,125	12,906	86,064	0	725,634

1)
The amounts shown in this column reflect executive contributions that were added to the Excess Savings Plan in respect of each NEO's service in 2010. These amounts are included in the Salary column of the Summary Compensation Table for 2010.

2)
The amounts shown in this column reflect Company contributions that were made to the Excess Savings Plan in respect of each NEO's service in 2010. These amounts are included in the All Other Compensation column of the Summary Compensation Table for 2010.

3)
The amounts shown in this column represent earnings on notional investment funds corresponding to those funds available under the tax-qualified Investment and Savings Plan and dividends accrued and changes in the market value of the Company's Common Stock under the Bonus Swap Plan. These amounts are not included in the Summary Compensation Table for 2010 as the Company does not provide above-market rates of return.

4)
The amounts shown represent the cumulative amount that has been credited to each NEO's account under the applicable plan as of December 31, 2010. The amounts reflect the sum of contributions made by each NEO or the Company over the NEO's entire period of service with the Company, as well as the earnings credited on such amounts during that period under the terms of the applicable plan. The reported balances are not amounts provided to the NEOs for 2010 service. Amounts reported in this column were reported in prior year Summary Compensation Tables to the extent they represented executive or Company contributions under the plans, but not to the extent they represented earnings on those contributions.

Deferred Distribution of Vested Equity

        The table below shows the value as of December 31, 2010 of vested equity compensation that has not been distributed.

Name		Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)(1)		Aggregate Earnings in Last FY ($)(4)	Aggregate Withdrawals / Distributions ($)		Aggregate Balance at Last FYE ($)(6)

Liam McGee	TARP Deferred Units	0	1,432,523	(2)	78,454	0		2,587,692

Christopher Swift	TARP Deferred Units	0	248,786	(2)	12,083	0		260,869

Lizabeth Zlatkus	RSUs / TARP Restricted Units	0	1,270,490	(3)	300,023	161,753	(5)	1,952,154
	TARP Deferred Units	0	390,130	(2)	42,103	0		865,227

David Levenson	TARP Deferred Units	0	58,029	(2)	9,404	0		137,881

Gregory McGreevey	RSUs	0	0		203,915	0		1,578,372
	TARP Deferred Units	0	237,859	(2)	-19,549	0		218,310

Andrew Pinkes	TARP Deferred Units	0	23,699	(2)	6,391	0		86,873

John Walters	TARP Deferred Units	0	389,982	(2)	42,648	0		865,624

Juan Andrade	TARP Deferred Units	0	251,128	(2)	39,979	0		592,388

1)
The amounts shown in this column reflect the net contributions after the payment of applicable FICA tax withholding obligations.

2)
The amounts shown represent the fully vested TARP Deferred Units granted to the NEOs in 2010 for compensation accrued in 2010. The full grant date fair value of these awards is included in the Stock Awards column of the Summary Compensation Table for 2010. Additional information regarding the distribution of these awards can be found in footnote 2 of the Grants of Plan Based Awards Table on pages 52 - 53.

3)
The amount shown represents the aggregate pro rata portion of Ms. Zlatkus's 2007, 2008, 2009 and 2010 RSUs and 2009 and 2010 TARP Restricted Units that have vested as of December 31, 2010 pursuant to the terms of the respective plans that provide for pro rata vesting treatment of equity awards held by retirement eligible employees of the Company, to the extent not prohibited by TARP. Such amounts would be payable to Ms. Zlatkus at the same time as the respective awards are payable to other Senior Executives of the Company. The full grant date fair values of Ms. Zlatkus's 2008, 2009 and 2010 RSUs and 2009 and 2010 TARP Restricted Units are included in the Stock Awards column of the Summary Compensation Table for 2008, 2009 and 2010, but the earnings on such awards are not.

4)
The amounts shown represent dividends plus earnings accrued due to changes in the market value on vested compensation awards. These amounts are not included in the Summary Compensation Table for 2010. The amount shown for Mr. McGreevey's RSUs represents earnings on an RSU grant that vested in 2009 but will not be distributed until 2011.

5)
The amount shown represents the portion of Ms. Zlatkus's February 27, 2007 and July 31, 2007 RSU grants that pro rata vested during 2010, as she is eligible to retire. The awards were fully vested at the conclusion of the applicable three-year service periods on February 27, 2010 and July 31, 2010.

6)
The amounts shown are the cumulative year-end value of the vested compensation awards granted to the NEOs, based on the NYSE closing price per share of the Company's Common Stock on December 31, 2010 of $26.49. The full grant date fair value of these awards is included in the Stock Awards column of the Summary Compensation Table for the year in which granted, but, to the extent applicable, the dividends accrued and earnings due to changes in the market value of the Company's Common Stock on such awards are not.

 Potential Payments Upon Termination or Change of Control

        The following section provides information concerning the value of potential payments and benefits as of December 31, 2010 that would be payable to NEOs following termination of employment under various circumstances. Benefit eligibility and values vary based on the reason for termination, retirement eligibility and the applicability of employment agreements as of December 31, 2010.

        Messrs. McGee, Swift and Levenson, as Tier 1 executives, participate in The Hartford Senior Executive Officer Severance Pay Plan (the "Tier 1 Plan"), providing for specified payments and benefits to participants upon termination of employment as a result of severance eligible events. The Tier 1 Plan applies to those Tier 1 executive officers, including NEOs, as the Executive Vice President, Human Resources (the "Plan Administrator") approves for participation in the Plan. As a condition to participate in the Tier 1 Plan, executives must agree to such non-competition, non-solicitation, non-disparagement and other restrictive covenants as are required by the Plan Administrator. Messrs. McGee, Swift and Levenson have agreed that, while employed and for a one-year period following a voluntary termination of employment (any termination, in the case of Mr. Levenson), they are subject to a non-competition provision in favor of the Company, and that while employed and for a one-year period following any termination of employment they are subject to non-solicitation provisions in favor of the Company. These NEOs are also subject to confidentiality provisions that continue after termination of employment; Mr. Levenson is also subject to a non-disparagement provision that continues after termination of employment.

        A participant in the Tier 1 Plan who is involuntarily terminated, other than for Cause, would receive severance pay in an amount equal to two times the sum of the executive's annual base salary plus target AIP award, both determined as of the termination date. The severance pay would be payable in a lump sum within 60 days of termination. In addition, a Tier 1 Executive would be eligible to receive a pro-rata AIP award under the Company's annual incentive plan for the year in which the termination occurs, payable no later than the March 15 following the calendar year of termination. The participating executive will also vest pro-rata in any outstanding unvested LTI awards, unless prohibited by applicable law, provided that at least one full year of the performance or restriction period of an award has elapsed as of the termination date. The Tier 1 Plan provides for continued medical and dental coverage and outplacement services for up to twelve months.

        If, within the two year period following a Change of Control (as defined below) (1) a participant is involuntarily terminated by the Company other than for Cause, or (2) the participant voluntarily terminates employment with the Company for Good Reason, then the participant would receive the same severance pay under the Tier 1 Plan as the participant would have received in the event of involuntary termination before a Change of Control, and would be eligible for a pro-rata AIP award as set forth above, except that the pro-rata AIP award payable would be at least the same percentage of the target level of payout as is generally applicable to executives whose employment did not terminate. In addition, any outstanding unvested LTI awards would be fully vested upon a Change of Control. No gross-up would be provided for any excise taxes that apply to a participant upon a Change of Control under the Tier 1 Plan.

        While the Tier 1 Plan was initially adopted in February 2011, it is treated as in effect as of December 31, 2010 for purposes of the following discussion and tabular disclosure. Mr. Pinkes would also receive benefits under the Tier 1 Plan should he be involuntarily terminated, other than for Cause, prior to or within 12 months following the appointment of a new leader for Commercial Markets.

        Ms. Zlatkus and Mr. McGreevey are anticipated to participate in the Tier 1 Plan after their current individual employment agreements expire on May 1, 2012 and October 8, 2011 respectively. In accordance with those agreements, in the event of a Change of Control, the agreements would be automatically extended for two years after the Change of Control occurs. The employment agreements provide for annual base salaries for Ms. Zlatkus and Mr. McGreevey as determined from time to time by the Board of Directors and for their participation in the Company's benefit plans. The agreements also provide for AIP and LTI awards. The agreements further provide that, while the executive is employed, and for one year after any voluntary termination of employment (other than after a Change of Control), the executive is subject to non-competition and non-solicitation provisions in favor of the Company, and also include confidentiality provisions that continue after termination of employment. The Company may waive enforcement of the non-competition provision in Ms. Zlatkus's and Mr. McGreevey's agreements or may exercise its right to enforce that provision and in return pay the executive one year of his or her then-current base salary and target AIP award. As detailed below, were Ms. Zlatkus or Mr. McGreevey to be involuntarily terminated while their agreements remain in effect, other than for Cause, the executive would receive severance pay in a lump sum equal to two times the sum of the executive's annual base salary plus target AIP award, determined as of the termination date. In addition, the executive would receive a pro-rata target AIP award for the year in which the termination occurs (or a pro-rata actual AIP award based on performance for the year, if greater, in the event of termination during the fourth quarter of the year), payable no later than the March 15 following the calendar year of termination. The executive would also vest in any outstanding stock options or restricted stock awards as described below, and would be eligible for continued health and life benefits for up to two years as if the executive was still actively employed. In the event of a Change of Control while the agreements were in effect, all outstanding LTI awards would vest and the executive would be eligible for a tax-reimbursement payment to compensate for any additional taxes that might be owed as a result of the excise tax imposed by Section 4999 of the Internal Revenue Code. Upon an involuntary termination other than for Cause or a termination for Good Reason within two years following a Change of Control, the executive would receive a severance payment in a lump sum equal to three times the sum of his or her base salary and target AIP award, the executive and dependents would be covered for health and life benefits for up to three years after termination as if the executive was still actively employed, and the executive would be eligible for outplacement services for 12 months.

        The table and further discussion below address benefits that would be payable to the NEOs as of December 31, 2010 as a result of their termination of employment under various circumstances or in the event of a Change of Control. The benefits discussed below are in addition to (1) the vested pension benefits set forth in the Pension Benefits Table on page 57 for Ms. Zlatkus and Messrs. Levenson and Pinkes and (2) the following benefits (all of which are fully vested) set forth in the Non-Qualified Deferred Compensation Table on pages 60 - 62: benefits payable from the Excess Savings Plan and Bonus Swap Plan, TARP Deferred Units and, in Mr. McGreevey's case, RSUs. Amounts paid to NEOs whose employment ended in 2010 are discussed separately under Treatment of NEOs Whose Employment Terminated in 2010 on pages 69 - 70.

        In addition to the amounts shown in the table, each executive would also receive any accrued but unused paid time off. In the event of a termination for cause, no additional benefits would be payable.

        The value of benefits payable is determined as follows:

  •
  Messrs. McGee, Swift, Levenson and Pinkes: in accordance with the Tier 1 Plan.

  •
  Ms. Zlatkus and Mr. McGreevey: in accordance with the terms of their individual employment agreements.

        The value of amounts shown for accelerated stock option and other LTI vesting is calculated using the NYSE closing price per share of the Company's Common Stock on December 31, 2010 of $26.49.

Payments upon Termination or Change of Control

PAYMENT TYPE	Liam McGee	Christopher Swift	Lizabeth Zlatkus	David Levenson	Gregory McGreevey	Andrew Pinkes

VOLUNTARY TERMINATION OR RETIREMENT

2010 AIP Award ($)(1)	0	0	1,086,750	0	0	0

Accelerated Stock Option Vesting ($)(2)	0	0	3,492,014	0	0	0

Accelerated Other LTI Vesting ($)(3)	0	0	2,725,887	0	144,726	0

Total Termination Benefits ($)	0	0	7,304,651	0	144,726	0

INVOLUNTARY TERMINATION—NOT FOR CAUSE

2010 AIP Award ($)(1)	1,755,750	1,086,750	1,086,750	935,250	1,270,500	932,000

Cash Severance ($)(4)	5,500,000	3,650,000	3,650,000	3,000,000	3,400,000	2,300,000

Accelerated Stock Option Vesting ($)(2)	0	0	3,492,014	217,101	2,010,235	190,380

Accelerated Other LTI Vesting ($)(3)	0	0	2,847,741	594,688	144,726	413,450

Benefits Continuation and Outplacement ($)(5)	67,626	67,372	60,000	70,573	81,228	70,320

Total Termination Benefits ($)	7,323,376	4,804,122	11,136,505	4,817,612	6,906,689	3,906,150

CHANGE OF CONTROL / INVOLUNTARY TERMINATION NOT FOR CAUSE OR TERMINATION FOR GOOD REASON

2010 AIP Award ($)(1)	1,755,750	1,086,750	1,086,750	935,250	1,270,500	932,000

Cash Severance ($)(4)	5,500,000	3,650,000	5,475,000	3,000,000	5,100,000	2,300,000

Accelerated Stock Option Vesting ($)(2)	0	0	3,492,014	325,846	2,010,235	269,344

Accelerated Other LTI Vesting ($)(3)	5,315,264	1,545,331	6,723,001	2,562,559	3,165,570	1,620,499

Benefits Continuation and Outplacement ($)(5)	67,626	67,372	60,000	70,573	91,843	70,320

Additional Pension Benefit(6)	94,160	38,914	2,409,625	106,470	202,057	0

Tax Reimbursement Payment ($)(7)	0	0	4,179,401	0	3,187,366	0

Total Termination Benefits ($)	12,732,800	6,388,367	23,425,791	7,000,698	15,027,571	5,192,163

1)    2010 AIP Award

        Voluntary Termination.    The NEOs would not be eligible to receive an AIP award for 2010 unless the Committee determined otherwise. A retirement-eligible NEO would be entitled to receive a pro rata award for 2010 based on the portion of the year served. The amount shown for Ms. Zlatkus, who was eligible to retire on December 31, 2010, represents the actual award payable for 2010, as reflected in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table on page 48.

        Involuntary Termination—Not For Cause.    Each NEO would be entitled to an AIP award for 2010 calculated as follows:

  •
  Messrs. McGee, Swift, Levenson and Pinkes: pro rata portion of the 2010 target award for the year of termination; in a discretionary amount up to the applicable AIP Factor.

  •
  Ms. Zlatkus and Mr. McGreevey: equal to the greater of the 2010 target award or his or her award based on actual performance for the year.

        The amounts shown represent the actual award payable for 2010, as reflected in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table on page 48.

        Involuntary Termination—Not For Cause, or a Termination For Good Reason, Within Two Years Following A Change Of Control.    Each NEO would be entitled to an AIP award for 2010 calculated as follows:

  •
  Messrs. McGee, Swift, Levenson and Pinkes: portion of the 2010 target award for the year of termination; in a discretionary amount up to the applicable pro rata AIP Factor, but at least a pro rata portion commensurate with amounts received by the executives who did not terminate employment.

  •
  Ms. Zlatkus and Mr. McGreevey: equal to the greater of the 2010 target award or his or her award based on actual performance for the year.

        Involuntary Termination For Cause.    No AIP award would be payable.

        Death or Disability.    Each NEO would receive a 2010 AIP award comparable to the award that would have been paid had he or she been subject to an involuntarily termination (not for Cause).

2)    Accelerated Stock Option Vesting

        Voluntary Termination.    Each NEO would be entitled to exercise stock options to the extent vested as of the date of his or her termination of employment. The number of vested options held by each NEO is shown in the Outstanding Equity Awards at Fiscal Year-End Table on page 54. The vested options held by the NEOs would need to be exercised within four months of termination of employment. For retirement-eligible employees, unvested stock options would immediately vest; the options would need to be exercised within five years of the applicable retirement date but not beyond the scheduled expiration date. The amount shown for Ms. Zlatkus, who is eligible to retire on December 31, 2010, includes the in-the-money value of accelerated stock option vesting.

        Involuntary Termination—Not For Cause.    Each NEO would be entitled to accelerated stock option vesting as follows:

  •
  Messrs. Levenson and Pinkes: pro rata vesting of outstanding stock options as long as the options had been outstanding for at least one year from the date of grant.

  •
  Messrs. McGee and Swift: no outstanding stock options.

  •
  Ms. Zlatkus and Mr. McGreevey: all outstanding stock options would fully vest. Mr. McGreevey would have two years and four months to exercise those options from the date of termination of employment. Ms. Zlatkus, who is eligible for retirement, would have a total of seven years to exercise those options from the date of termination of employment, but not beyond the date the options would have expired.

        Change Of Control.    The NEOs would be entitled to the full vesting of outstanding stock options. Stock options would be exercisable for the remainder of their original term.

        The amounts shown include the in-the-money value of accelerated stock option vesting.

        Involuntary Termination For Cause.    All outstanding stock options would be cancelled.

        Death or Disability.    All outstanding stock options would become fully vested.

3)    Accelerated Vesting of Other LTI Awards

        Voluntary Termination.    Unvested performance shares, restricted stock, RSUs and TARP Restricted Units would be cancelled as of the termination of employment date, unless the Committee were to determine otherwise. Outstanding HIMCO performance units would continue to vest ratably over the remainder of the five-year performance period, provided non-competition and other plan terms are satisfied; the amount shown for Mr. McGreevey includes the projected value he would be entitled to at the end of the performance period. Ms. Zlatkus, who is retirement eligible, would be entitled to a pro rata payment of outstanding performance shares, RSUs and TARP Restricted Units at the end of the applicable performance or service period, to the extent not prohibited by TARP; her restricted stock would have been cancelled as of the termination of employment date, unless the Committee were to determine otherwise. The amount shown for Ms. Zlatkus includes the value she would be entitled to at the end of the respective performance or service period, prorated as of December 31, 2010.

        Involuntary Termination—Not For Cause.    Each NEO would be entitled to accelerated vesting of other equity awards as follows:

  •
  Messrs. McGee, Swift, Levenson and Pinkes: pro rata vesting of all outstanding awards as long as the award had been outstanding for at least one year from the date of grant, to the extent not prohibited by TARP.

  •
  Ms. Zlatkus: full vesting of outstanding restricted stock. All other outstanding awards for Ms. Zlatkus would be treated as described above for retirement.

  •
  Mr. McGreevey: all outstanding awards for Mr. McGreevey would be treated as described above for voluntary termination.

        Change Of Control.    The NEOs would be entitled to full vesting of all outstanding awards. Performance objectives associated with any outstanding performance share awards would be deemed to have been satisfied at target. Provided the Change of Control also constituted a "change in control" as defined in regulations issued under Section 409A of the Internal Revenue Code, awards would be immediately payable.

        The amounts shown include the value of accelerated vesting.

        Involuntary Termination For Cause.    All unvested awards would be cancelled.

        Death Or Disability.    A prorated portion of outstanding restricted stock awards would become vested, as would a prorated portion of outstanding performance shares and RSUs. All outstanding TARP Restricted Units and HIMCO performance units would be fully vested.

4)    Cash Severance Payments

        Involuntary Termination—Not For Cause.    Each NEO would receive a severance payment in a lump sum equal to twice the sum of his or her base salary at the time of termination plus his or her target AIP award for the calendar year in which employment terminates (assumed to be 2010 for this purpose).

        Involuntary Termination—Not For Cause, Or Termination For Good Reason, Within Two Years Following A Change Of Control.    Each NEO would receive a severance payment calculated as follows:

  •
  Messrs. McGee, Swift, Levenson and Pinkes: a lump sum equal to two times the sum of base salary at the time of termination plus target AIP award for the calendar year in which employment terminates.

  •
  Ms. Zlatkus and Mr. McGreevey: a lump sum equal to three times the sum of base salary at the time of termination plus target AIP award for the calendar year in which employment terminates.

        The amounts shown represent the value of severance payable.

5)    Benefits Continuation And Outplacement

        Voluntary Termination—As Ms. Zlatkus is retirement eligible, she would be entitled to retiree health benefits for herself and her dependents, in accordance with the Company's health plan for retired employees, under which she and the Company would share the cost of that continued coverage. Ms. Zlatkus would also be eligible for retiree life insurance coverage under the Company's retiree life insurance program.

        Involuntary Termination—Not For Cause Before or After A Change of Control, or Termination For Good Reason Within Two Years Following A Change Of Control.    Each NEO would be provided one-year of executive outplacement services and benefit continuation outlined below:

  •
  Messrs. McGee, Swift, Levenson and Pinkes: up to one-year of health benefits at employee cost.

  •
  Ms. Zlatkus and Mr. McGreevey: coverage under Company health and life benefits until the second anniversary of the termination date (third anniversary if termination is within two years following a Change of Control), as if the executive were still actively employed, so long as the executive were not covered for comparable benefits by a subsequent employer. Ms. Zlatkus would be eligible for retiree health coverage.

        The amounts shown represent the estimated cost of the incremental coverage and outplacement. For Ms. Zlatkus, who is eligible for retiree health coverage, the amount shown is the estimated cost of outplacement.

6)    Pension Payments Upon A Change Of Control

        In the event of a Change of Control, all participants in the Excess Pension Plan would automatically receive, in a single lump sum, the present value of the benefit accrued as of the date of the Change of Control, provided that the Change of Control also constitutes a "change in control" as defined in regulations issued under Section 409A of the Internal Revenue Code. In such event, the provisions of the Excess Pension Plan regarding the calculation of the lump sum payments due under that Plan's final average pay formula provide for different assumptions to be used, including lower discount rates, than have historically been assumed by the Company for GAAP financial reporting purposes. In the event of a Change of Control, the hypothetical lump sum payouts to Ms. Zlatkus and Mr. Levenson would thus be greater than the accumulated benefit present values.

        As described following the Pension Benefits Table on page 57, the benefit accrued under the Excess Pension Plan for Ms. Zlatkus and Mr. Levenson as of the date of the change in control would be paid out in a lump sum in accordance with the provisions of that plan. The amount shown represents the difference between the present value of the benefits accrued under the Excess Pension Plan using the discount rate assumed by the Company for GAAP financial reporting purposes and the lower discount rate provided for a lump sum payment in the event of such a Change of Control.

        Each executive would also receive a lump sum equal to the value of the executive's cash balance formula account under the Excess Pension Plan. For Messrs. McGee, Swift and McGreevey, the amounts shown equal the value of unvested benefits accrued under the Excess Pension Plan as of December 31, 2010 that would vest in the event of such a Change of Control.

7)    Tax Payments Upon A Change Of Control

        The Company has determined that, beginning May 14, 2009, it will not enter into any new or materially amended agreements with NEOs providing for excise tax gross-ups with respect to payments contingent upon a Change of Control. Ms. Zlatkus's and Mr. McGreevey's individual employment agreements provide, upon a Change of Control, a tax reimbursement payment to compensate for any additional taxes that the executive would owe as a result of the excise tax imposed by Section 4999 of the Internal Revenue Code, if the aggregate present value of the payments which are contingent on a Change of Control equals or exceeds an amount equal to three times the base amount. An individual's base amount is, in general, the individual's average annualized includible compensation for the most recent five taxable years ending before the date of the Change of Control. The amount shown represents the estimated tax reimbursement payment. Ms. Zlatkus's employment agreement will expire on May 1, 2012 and Mr. McGreevey's on October 8, 2011; thereafter, no such gross-ups will be provided.

Other Benefits in the Event of Death or Disability

        Death.    A $25,000 Company-paid life insurance benefit would be payable in addition to whatever voluntary group term life insurance coverage is in effect. For retirement eligible employees (Ms. Zlatkus), eligible dependents could elect to continue Company health benefit coverage.

        Disability.    The executive would be entitled to short and long term disability benefits if he or she were disabled in accordance with the terms of the applicable plan. While in receipt of disability benefits prior to attaining age 65, each NEO could continue to participate in Company health benefit and life insurance plans.

        In the event that Ms. Zlatkus's and Mr. McGreevey's employment were to terminate due to disability, in accordance with their individual agreements, health and life benefits would be continued for the executive and his or her dependents for two years as if the executive were still actively employed.

Treatment of NEOs Whose Employment Terminated in 2010

        Mr. Walters's employment with the Company terminated effective July 31, 2010. Mr. Walters is subject to confidentiality provisions which continue after his employment terminated. The following treatment was provided in accordance with his individual employment agreement:

  •
  A lump sum severance payment equal to twice the sum of his base salary at the time of his termination plus his target AIP award in the amount of $3,650,000. This amount is shown in the Summary Compensation Table—All Other Compensation on page 50.

  •
  A pro rata target AIP award, for the service rendered following March 2010, when the Company repaid its TARP obligations, in the amount of $333,333. This amount is shown in the Summary Compensation Table—All Other Compensation on page 50.

  •
  Outstanding stock options granted on February 25, 2009 fully vested on his termination date. Outstanding stock options that vest based on stock price, where that price has not been attained, (options granted on February 26, 2008) will vest provided that a stock price that is equal to or exceeds 125% of the option exercise price, or $93.60, is achieved for a period of at least ten consecutive trading days within two years of his termination date. Mr. Walters has two years and four months from the date his employment terminated to exercise vested options, but not beyond the date the options expire. The number of vested options and the applicable expiration date are shown in the Outstanding Equity Awards at Fiscal Year-End Table on page 54. The in-the-money value of the options that vested on Saturday, July 31, 2010 was $2,206,267 based on $23.41 per share, the NYSE closing price per share of the Company Common Stock on Friday, July 30, 2010.

  •
  Outstanding restricted stock granted on February 15, 2006 (8,000 shares) fully vested on Saturday, July 31, 2010. The total value was $187,280 based on $23.41 per share, the NYSE closing price per share of the Company Common Stock on Friday, July 30, 2010.

  •
  Outstanding performance shares, RSUs and TARP Restricted Units were cancelled on July 31, 2010.

  •
  Payments equal to the difference between Mr. Walters's health benefit premium rate had he been an active employee and the "COBRA" rate (102% of the full cost) for health benefits for the 24 months following termination. The estimated cost of this benefit is $28,000. This amount is shown in the Summary Compensation Table—All Other Compensation on page 50.

  •
  Payment for accrued but unused paid time off as of his employment termination date; this amount ($47,596) is included in the Salary column of the Summary Compensation Table on page 48.

        Mr. Andrade voluntarily resigned from the Company effective October 9, 2010. The following treatment was provided:

  •
  Payment for accrued but unused paid time off as of his employment termination date; this amount ($65,553) is included in the Salary column of the Summary Compensation Table on page 48.

  •
  Stock options that vested prior to his termination could be exercised within four months of his termination date. The number of vested options and the applicable expiration date are shown in the Outstanding Equity Awards at Fiscal Year-End Table on page 54. Because the exercise price was greater than the NYSE closing price per share of the Company's Common Stock on October 9, 2010, these options had a zero in-the-money value.

  •
  All other outstanding equity awards were cancelled on October 9, 2010.

Definitions

        "Cause" as used above is defined differently, depending upon whether an event occurs before or after a Change of Control and whether the executive is covered under the Tier 1 Plan or an individual employment agreement.

  •
  Prior to a Change of Control, in the case of NEOs other than Ms. Zlatkus and Mr. McGreevey, "Cause" is generally defined under the Tier 1 Plan as termination for misconduct or other disciplinary action. In the case of Ms. Zlatkus and Mr. McGreevey, who are covered under individual employment agreements until those agreements expire, "Cause" is generally defined as a termination due to: (i) conviction of or entering a plea of guilty or nolo contendere to a felony, a crime of moral turpitude, dishonesty, breach of trust or unethical business conduct, or any crime involving the business of the Company or its affiliates; (ii) engaging in willful misconduct, willful or gross neglect, fraud, misappropriation, embezzlement, or theft; (iii) willfully failing to adhere to the policies and practices of the Company or to devote substantially all business time and effort to the affairs thereof, or disobeying the directions of the Board to do so; (iv) breaching the executive's employment agreement in any material respect; (v) being adjudicated in a civil suit to have committed, or acknowledging the commission of, a theft, embezzlement, fraud or other intentional act of dishonesty; or (vi) violating the Company's code of conduct.

  •
  Upon the occurrence of a Change of Control, "Cause" is generally defined as the termination of the executive's employment due to (i) a felony conviction; (ii) an act or acts of dishonesty or gross misconduct which result or are intended to result in damage to the Company's business or reputation; or (iii) repeated violations by the executive of the obligations of his or her position, which violations are demonstrably willful and deliberate and which result in damage to the Company's business or reputation.

        "Change of Control" is generally defined as:

  •
  the filing of a report with the SEC disclosing that a person is the beneficial owner of 40% or more of the outstanding stock of the Company entitled to vote in the election of directors of the Company;

  •
  a person purchases shares pursuant to a tender offer or exchange offer to acquire stock of the Company (or securities convertible into stock), provided that after consummation of the offer, the person is the beneficial owner of 20% or more (15% or more with respect to the individual agreements with Ms. Zlatkus and Mr. McGreevey) of the outstanding stock of the Company entitled to vote in the election of directors of the Company;

  •
  a merger, consolidation, recapitalization or reorganization of the Company approved by the shareholders of the Company, other than in a transaction immediately following which the persons who were the beneficial owners of the outstanding securities of the Company entitled to vote in the election of directors of the Company immediately prior to such transaction are the beneficial owners of at least 55% of the total voting power represented by the securities of the entity surviving such transaction entitled to vote in the election of directors of such entity in substantially the same relative proportions as their ownership of the securities of the Company entitled to vote in the election of directors of the Company immediately prior to such transaction;

  •
  a sale, lease, exchange or other transfer of all or substantially all the assets of the Company approved by the shareholders of the Company; or

  •
  within any 24 month period, the persons who were directors of the Company immediately before the beginning of such period (the "Incumbent Directors") cease (for any reason other than death) to constitute at least a majority of the Board or the board of directors of any successor to the Company, provided that any director who was not a director at the beginning of such period shall be deemed to be an Incumbent Director if such director (A) was elected to the Board by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually or by prior operation of this clause, and (B) was not designated by a person who has entered into an agreement with the Company to effect a merger or sale transaction described above.

        "Good Reason" is generally defined as:

  •
  the assignment of duties inconsistent in any material adverse respect with the executive's position, duties, authority or responsibilities, or any other material adverse change in position, including titles, authority or responsibilities;

  •
  a material reduction in base pay or target AIP award (a reduction in compensation, benefits, perquisites or expenses, with respect to the individual agreements with Ms. Zlatkus and Mr. McGreevey);

  •
  being based at any office or location more than 50 miles from the location at which services were performed immediately prior to the Change of Control (provided that such change of office or location also entails a substantially longer commute) (being based more than 25 miles from the location at which services were performed, with respect to the individual agreements with Ms. Zlatkus and Mr. McGreevey);

  •
  a failure by the Company to obtain the assumption and agreement to perform the provisions of the Plan or individual agreement by a successor; or

  •
  a termination asserted by the Company to be for Cause that is subsequently determined not to constitute a termination for Cause.

 ITEM 3

APPROVAL OF 2010 COMPENSATION OF NAMED EXECUTIVE OFFICERS

        Section 14A of the Securities Exchange Act of 1934, as amended, provides the Company's shareholders with the opportunity to vote to approve, on an advisory basis, the compensation of the Company's named executive officers as disclosed in this proxy statement in accordance with the rules of the SEC. As described in detail in the Compensation Discussion and Analysis ("CD&A") beginning on page 25, the Company has established comprehensive executive compensation programs that are designed to provide competitive compensation packages that will attract and retain superior talent, motivate the Company's executive officers to achieve desired Company and individual performance objectives, reward performance appropriately and align the interests of the Company's executive officers with the long term interests of the Company's shareholders.

        2010 was a significant turning point for The Hartford. During the first full year of leadership by Liam McGee, Chairman, President and CEO, the Company repaid the U.S. Treasury Department's investment under the Troubled Asset Relief Program, announced a new customer-focused strategy and reorganized the business to support and implement this new strategy. The Company reported its fifth consecutive quarter of positive net income in the fourth quarter of 2010, signaling a recovery from the recent economic downturn and the Company's positive momentum. As discussed in the CD&A, these events influenced 2010 compensation decisions.

        The Company's management and the Compensation and Management Development Committee (the "Committee") of the Board of Directors continually monitor the Company's executive compensation programs and adopt changes to reflect the dynamic, global marketplace in which the Company competes for talent, as well as general economic, regulatory and legislative developments affecting executive compensation. In recent years, the Committee has revised the Company's policies and practices to:

  •
  Expand its incentive compensation recoupment ("clawback") policy;

  •
  Reduce the amount of benefits payable in the event of a change of control;

  •
  Eliminate excise tax gross-up provisions upon a change of control (effective for agreements entered into or materially modified after May 14, 2009);

  •
  Cease the practice of entering into individual employment agreements;

  •
  Prohibit the Committee's compensation consultant from performing any other services for the Company;

  •
  Provide for an annual risk review of Company's compensation plans, policies and practices; and

  •
  Prohibit employees and directors from hedging unvested portions of equity or equity-linked awards.

        The advisory vote on this resolution is not intended to address any specific element of compensation; rather, it relates to the overall compensation of the Company's named executive officers, as well as the philosophy, policies and practices described in this proxy statement. You have the opportunity to vote for, against or abstain from voting on the following resolution relating to executive compensation:

  RESOLVED, that the shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and narrative discussion contained in this proxy statement.

        Because the required vote is advisory, it will not be binding upon the Board. The Committee will, however, take into account the outcome of the vote when considering future executive compensation arrangements.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
THE FOREGOING RESOLUTION TO APPROVE THE COMPANY'S COMPENSATION OF
NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THE COMPENSATION DISCUSSION
AND ANALYSIS, THE COMPENSATION TABLES AND NARRATIVE DISCUSSION
CONTAINED IN THIS PROXY STATEMENT.

 ITEM 4

APPROVAL OF FREQUENCY OF ADVISORY VOTE ON
COMPENSATION OF NAMED EXECUTIVE OFFICERS

        Section 14A of the Securities Exchange Act of 1934, as amended, provides that shareholders can indicate their preference, at least once every six years, as to how frequently the Company should seek an advisory vote on named executive officer compensation as disclosed pursuant to the SEC's compensation disclosure rules. By voting on this proposal, shareholders may indicate whether they would prefer that the Company seek future advisory votes on named executive officer compensation once every one, two, or three years.

        The Board believes that an advisory vote on named executive officer compensation that occurs every year is the most appropriate alternative for the Company and therefore the Company's Board recommends that you vote for a one-year interval for the advisory vote on executive compensation. In formulating its recommendation, the Board considered that an annual advisory vote on named executive officer compensation will enable shareholders to provide direct input to the Company regarding its compensation philosophy, policies and practices as disclosed in the proxy statement each year. Setting a one year period for holding this stockholder vote will enhance stockholder communication by providing a clear, simple means for the Company to ascertain general investor sentiment regarding the Company's executive compensation program.

        Shareholders may cast a vote on the preferred voting frequency by selecting the option of 1 year, 2 years, 3 years, or abstain, when voting in response to the resolution set forth below:

  RESOLVED, that the option of every 1 year, 2 years, or 3 years which receives the highest number of votes cast for this resolution will be the preferred frequency with which the Company is to provide shareholders with the opportunity to vote to approve the compensation of named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission.

        The option of one year, two years or three years that receives the highest number of votes cast by shareholders will be the frequency for the advisory vote on named executive officer compensation that has been selected by shareholders. Because the required vote is advisory, it will not be binding upon the Board. The Board will, however, take into account the outcome of the vote when considering the frequency with which the Company will provide shareholders with the opportunity to vote to approve the compensation of named executive officers.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE OPTION OF EVERY "1 YEAR"
AS THE FREQUENCY WITH WHICH SHAREHOLDERS ARE PROVIDED AN OPPORTUNITY
TO VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION, AS DISCLOSED PURSUANT TO
THE COMPENSATION DISCLOSURE RULES OF THE SECURITIES AND EXCHANGE COMMISSION.

 COMMON STOCK OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS
AND CERTAIN SHAREHOLDERS

Directors and Executive Officers

        The following table shows as of March 21, 2011 the number of shares of the Company's Common Stock beneficially owned by each director and nominee for election as a director, by each of the NEOs, and by the directors and all Section 16 executive officers of the Company as a group:

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percentage of the Total Outstanding Shares of Common Stock
Robert B. Allardice, III	25,451	*
Juan Andrade	0	*
Trevor Fetter	20,030	*
Paul G. Kirk	25,669	*
David N. Levenson	6,453	*
Liam E. McGee	0	*
Kathryn A. Mikells	3,334	*
Gregory McGreevey	25,022	*
Michael G. Morris	23,864	*
Andrew Pinkes	14,841	*
Thomas A. Renyi	7,527	*
Charles B. Strauss	37,655	*
Christopher J. Swift	0	*
H. Patrick Swygert	33,836	*
John Walters	197,819	*
Lizabeth H. Zlatkus	82,945	*
All directors and Section 16 officers as a group (23 persons)	598,901	*

*Less than one percent

(1)
All shares of Common Stock are owned directly except as otherwise indicated below. Pursuant to regulations of the SEC, shares of Common Stock beneficially owned include shares of restricted stock and shares of Common Stock that (i) may be acquired by directors and executive officers upon the exercise of stock options exercisable within 60 days after March 21, 2011, (ii) are allocated to the accounts of directors and executive officers under the Company's Investment and Savings Plan based on a valuation of plan accounts as of March 21, 2011, (iii) are held by directors and executive officers under the Company's Employee Stock Purchase Plan, Deferred Restricted Stock Unit Plan and Dividend Reinvestment and Cash Payment Plan as of March 21, 2011, or (iv) are owned by a director's or an executive officer's spouse or minor child. The amounts shown do not include RSUs, TARP Restricted Units or TARP Deferred Units which represent a contractual right to receive cash or stock and not a current ownership position in the Company's Common Stock. No stock settled RSUs will vest within 60 days of March 21, 2011. Of the number of shares of Common Stock shown above, the following represent shares that may be acquired upon exercise of stock options that are exercisable as of March 21, 2011 or within 60 days thereafter by: Mr. Allardice, 0 shares; Mr. Andrade, 0 shares; Mr. Fetter, 0 shares; Mr. Kirk, 10,259 shares; Mr. Levenson, 2,466 shares; Mr. McGee, 0 shares; Ms. Mikells, 0 shares; Mr. McGreevey, 25,022 shares; Mr. Morris, 1,145 shares; Mr. Pinkes, 13,720 shares, Mr. Renyi, 0 shares; Mr. Strauss, 11,220 shares; Mr. Swift, 0 shares; Mr. Swygert, 6,495 shares; Mr. Walters, 162,475 shares; Ms. Zlatkus, 56,596 shares; and all directors and Section 16 executive officers as a group, 346,143 shares.

Certain Shareholders

        The following table shows those persons known to the Company as of March 21, 2011 to be the beneficial owners, as of December 31, 2010, of more than 5% of the Company's Common Stock. In furnishing the information below, the Company has relied on information filed with the SEC by the beneficial owners.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class*
Allianz SE Königinstrasse 28 80802 Munich, Federal Republic of Germany	46,286,900	(1)	9.9%
Paulson & Co. Inc. 1251 Avenue of the Americas New York, NY 10020	44,000,000	(2)	9.89%
Wellington Management Company, LLP 280 Congress Street Boston, MA 02210	32,092,816	(3)	7.22%
State Street Corporation One Lincoln Street Boston, MA 02111	25,005,616	(4)	5.6%
BlackRock Inc. 40 East 52nd Street New York, NY 10022	24,645,699	(5)	5.54%

*The percentages contained in this column are based solely on information provided in Schedules 13G or 13G/A filed with the SEC by each of the beneficial owners listed above regarding their respective holdings of the Company's Common Stock as of December 31, 2010.

(1)
This information is based solely on information contained in a Schedule 13G/A dated February 14, 2011 by Allianz SE to report that it was the beneficial owner of 46,286,900 shares of Common Stock as of December 31, 2010 (with all such shares being held by subsidiaries of Allianz SE, including Allianz Finance II Luxembourg S.a.r.l. which beneficially owns 23,283,548 of the shares). Allianz SE has the shared power to vote or to direct the vote with respect to 46,286,900 of such shares and shared power to dispose or to direct the disposition of 46,286,900 of such shares.

(2)
This information is based solely on information contained in a Schedule 13G dated February 14, 2011 by Paulson & Co. Inc. ("Paulson") to report that it was the beneficial owner of 44,000,000 shares of Common Stock as of December 31, 2010. Paulson has the shared power to vote or to direct the vote with respect to 44,000,000 of such shares and shared power to dispose or to direct the disposition of 44,000,000 of such shares.

(3)
This information is based solely on information contained in a Schedule 13G dated February 14, 2011 by Wellington Management Company, LLP ("Wellington") to report that it was the beneficial owner of 32,092,816 shares of Common Stock as of December 31, 2010. Wellington has the shared power to vote or to direct the vote with respect to 19,003,194 of such shares and shared power to dispose or to direct the disposition of 32,092,816 of such shares.

(4)
This information is based solely on information contained in a Schedule 13G filed with the SEC on February 11, 2011 by State Street Corporation ("State Street") to report that it was the beneficial owner of 25,005,616 shares of Common Stock as of December 31, 2010. State Street has the shared power to vote or to direct the vote with respect to 25,005,616 of such shares and shared power to dispose or to direct the disposition of 25,005,616 of such shares.

(5)
This information is based solely on information contained in a Schedule 13G filed with the SEC on February 9, 2011 by BlackRock, Inc. ("BlackRock") to report that it was the beneficial owner of 24,645,699 shares of Common Stock as of December 31, 2010. BlackRock has the sole power to vote or to direct the vote with respect to 24,645,699 of such shares and sole power to dispose or to direct the disposition of 24,645,699 of such shares

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and designated Section 16 executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Section 16 officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

        Based upon a review of filings with the SEC and written representations from the Company's directors and Section 16 executive officers that no other reports were required, we believe that all of the Company's directors and Section 16 executive officers complied with the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934 during 2010; except that the Form 3 filed on behalf of Mr. Andrew Pinkes on October 12, 2010 inadvertently omitted 2,042.912 shares of Common Stock held as a result of restricted stock vesting events in February and April 2010. This omission was corrected in an amended Form 3 filed on February 28, 2011.

HOUSEHOLDING OF PROXY MATERIALS

        SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more shareholders sharing the same address by delivering a single proxy statement or a single notice addressed to those shareholders. This process, which is commonly referred to as "householding," provides cost savings for companies. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, please notify your broker. You may also call (800) 542-1061 or write to: Householding Department, 51 Mercedes Way, Edgewood, New York 11717, and include your name, the name of your broker or other nominee, and your account number(s).

 OTHER INFORMATION

        As of the date of this proxy statement, the Board of Directors has no knowledge of any business that will be properly presented for consideration at the Annual Meeting other than that described above. As to other business, if any, that may properly come before the Annual Meeting, the proxies will vote in accordance with their judgment.

        Present and former directors and present and former officers and other employees of the Company may solicit proxies by telephone, telegram or mail, or by meetings with shareholders or their representatives. The Company will reimburse brokers, banks or other custodians, nominees and fiduciaries for their charges and expenses in forwarding proxy material to beneficial owners. The Company has engaged Georgeson Shareholder Communications Inc. to solicit proxies for the Annual Meeting for a fee of $13,000, plus the payment of Georgeson's out-of-pocket expenses. The Company will bear all expenses relating to the solicitation of proxies.

        This proxy statement and the Company's 2010 Annual Report to Shareholders and Form 10-K for the fiscal year ended December 31, 2010 are available to you via the Internet. The Notice contains instructions as to how to access and review these materials. You may also refer to the Notice for instructions regarding how to request paper copies of these materials.

        We hereby incorporate by reference into this proxy statement "Item 10: Directors and Executive Officers of the Registrant" and "Item 12: Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters" of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2010.

By Order of the Board of Directors.

David C. Robinson
Senior Vice President and Corporate Secretary

Dated: April 7, 2011

        SHAREHOLDERS ARE URGED TO VOTE BY PROXY, WHETHER OR NOT THEY EXPECT TO ATTEND THE ANNUAL MEETING. A SHAREHOLDER MAY NEVERTHELESS REVOKE HIS OR HER PROXY AND VOTE IN PERSON IF HE OR SHE ATTENDS THE ANNUAL MEETING.

 APPENDIX A

BUSINESS PEER GROUPS

         Commercial Markets

ACE Limited—ACE USA
AIG (Chartis)
CNA Financial Corporation
Farmers Insurance Group
GEICO
Liberty Mutual Group
Nationwide Insurance
State Farm Insurance
The Allstate Corporation
The Chubb Corporation
The Travelers Companies, Inc.
United Services Automobile Association
Zurich North America

Wealth Management

Aegon
AIG
Allstate
AXA Group
Genworth Financial
ING
John Hancock
Lincoln Financial
Massachusetts Mutual
MetLife
Nationwide
New York Life
Northwestern Mutual
Pacific Life
Principal Financial
Prudential Financial
TIAA-CREF

 HIMCO

300 North Capital, LLC
40/86 Advisors, Inc. (CNO Financial)
Aberdeen Asset Management, Inc.
Acadian Asset Management, LLC
Advantus Capital Management, Inc.
Aegon USA Realty Advisors, Inc.
Aetna, Inc.
AEW Capital Management
AIG Asset Management
AllianceBernstein L.P.
Allianz Global Investors
Allianz Life Insurance
Allianz of America, Inc.
Allstate Investments, LLC
American Beacon Advisors
American Century Investments
American Family Insurance
Analytic Investments, LLC
Aquila Investment Management LLC
Arrowstreet Capital, L.P.
Artio Global Management LLC
Ashfield Capital Partners, LLC
Assurant, Inc.
Aviva Investors
AXA Equitable
AXA Investment Managers
AXA Rosenberg Investment Management Ltd.
Babson Capital Management LLC
Baring Asset Management, Inc.
Batterymarch Financial Management, Inc.
Bessemer Group, Inc.
BlackRock Financial Management, Inc.
BNP Paribas Investment Partners
BNY Mellon Cash Investment Strategies
Boston Company Asset Management, LLC
Brandes Investment Partners, L.P.
Brandywine Global Investment Management, LLC
Bridgewater Associates, Inc.
Bridgeway Capital Management, Inc.
Brookfield Investment Management
Brown Advisory
Brown Brothers Harriman & Co.
Calamos Investments
Calvert Group, Ltd.
Capital Growth Management
Charles Schwab Investment Management, Inc.
Christian Brothers Investment Services, Inc.
Cigna Investment Management, LLC
ClearBridge Advisors
Cohen & Company
Cohen & Steers, Inc.
Copper Rock Capital Partners, LLC
Country Insurance & Financial Services
CUNA Mutual Group
Declaration Management & Research LLC
Delaware Investments
Deutsche Asset Management
Diamond Hill Investment Group, Inc.
Dimensional Fund Advisors, Inc.
Driehaus Capital Management LLC
DuPont Capital Management
Dwight Asset Management, LLC
Eagle Global Advisors, LLC
Eaton Vance Corporation
Epoch Investment Partners, Inc.
Erie Insurance Group
Federated Investors, Inc.
Fidelity Investments
Fiduciary Asset Management, LLC (Piper Jaffray)
Fisher Francis Trees & Watts, Inc.
Franklin Templeton Investments
Fred Alger Management, Inc.
FundQuest Incorporated
GE Asset Management
Genworth Financial
Glenmede Trust Company
Goldman Sachs Asset Management
Government of Singapore Inv. Corp. (NY Office)
Great-West Life & Annuity Insurance Company
Guardian Life Insurance Company
Hansberger Global Investors, Inc.
Heartland Advisors, Inc.
Heitman
Henderson Global Investors (North America) Inc.
Hermes Fund Managers (North America)
ING Investment Management Inc.
Institutional Capital LLC (ICAP)
INTECH Investment Management LLC
Invesco Plc
Investment Counselors of Maryland
Jacobs Levy Equity Management, Inc.
Janus Capital Group
Jennison Associates LLC
JPMorgan Asset Management
Kayne Anderson Rudnick Investment Mgmt, LLC
Lazard Asset Management LLC
Legal & General Investment Management (America)
Liberty Mutual Insurance Company
LM Capital Group, LLC
Loews Corporation / CNA Financial
Logan Circle Partners LP
Loomis, Sayles & Company, L.P.
Lord, Abbett & Co. LLC
MacKay Shields LLC
Madison Square Investors
Mairs and Power, Inc.
Man Group plc
Managers Investment Group LLC
Matthews International Capital Management, LLC
MEAG New York Corporation (Munich Re)
Mellon Capital Management
Mercer Global Investments
MetLife Investments
MFC Global Investment Management
MFS Investment Management

Modern Woodmen of America
Morgan Stanley Investment Management
Munder Capital Management
Mutual of America Capital Management
Mutual of Omaha
National Life Group / Sentinel Investments
Nationwide
Neuberger Berman Group
New York Life Investment Management LLC
NFJ Investment Group L.P.
Nicholas Applegate Capital Management
Nikko Asset Management Americas, Inc.
Nomura Asset Management Americas, Inc.
Nomura Asset Management U.S.A. Inc.
Northwestern Mutual Life Insurance Company
Numeric Investors LLC
Nuveen Investments
NWQ Investment Management Company, LLC
Old Mutual Asset Management
OneAmerica Financial Partners, Inc.
Oppenheimer Capital LLC
Oppenheimer Funds, Inc.
Orbis Investment Management Limited
O'Shaughnessy Asset Management, LLC
Pacific Life Insurance Company
PanAgora Asset Management, Inc.
PartnerRe Capital Markets
PIMCO Advisors, L.P.
PineBridge Investments
Pioneer Investment Management, USA
PPM America, Inc.
Principal Global Investors
ProFund Advisors LLC
Progressive Corporation
Protective Life Corporation
Prudential Financial
Putnam Investments
Pyramis Global Advisors
Pzena Investment Management, LLC
Raymond James Financial Services, Inc.
RBC Global Asset Management (U.S.) Inc.
RCM Capital Management LLC
Reich & Tang Asset Management, LLC
Research Affiliates, LLC
RGA Reinsurance Company
RiverSource Investment Advisors, LLC
RS Investment Management
Russell Investments
Rydex Investments
Sanders Morris Harris Group (Edelman Financial)
Sands Capital Management, LLC
Santa Barbara Asset Management, LLC
Saturna Capital
Schroder Investment Management NA Inc.
SCM Advisors LLC
Security Benefit Corporation
Sit Investment Associates, Inc.
Societe General Asset Management
StanCorp Financial Group, Inc.
Standard Life Investments (USA) Limited
Standish Mellon Asset Management Company LLC
State Farm Mutual Insurance Company
State Street Global Advisors
STW Fixed Income Management
Sun Life Financial
Symphony Asset Management LLC
T. Rowe Price Associates, Inc.
The Adams Express Company
The Blackstone Group L.P.
The Capital Group Companies, Inc.
The Phoenix Companies, Inc.
The Travelers Companies, Inc.
The Vanguard Group, Inc.
Thompson, Siegel & Walmsley LLC
Thomson Horstmann & Bryant, Inc.
Thrivent Financial for Lutherans
TIAA-CREF
Tradewinds Global Investors, LLC
Trilogy Global Advisors, LLC
Trust Company of the West
UBS Global Asset Management
Unum
Urdang Capital Management, Inc.
USAA Investment Management Co.
Vaughan Nelson Investment Management, L.P.
Virtus Investment Partners, Inc.
Waddell & Reed Investment Management Co.
Wellington Management Company, LLP
Wentworth, Hauser & Violich Investment Counsel
Western Asset Management Company
Western Sourthern Financial Group/Fort Washington
Westpeak Global Advisors, LP
Westwood Holdings Group, Inc.
William Blair & Company, L.L.C.
Winslow Capital Management Inc.
WisdomTree Investments, Inc.
XL Group

We encourage you to take advantage of Internet or telephone voting. Both are available 24 hours a day, 7 days a week. YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Internet and telephone voting is available through 11:59 PM E.D.T. the day prior to the shareholder meeting date. Please mark your votes as indicated in this example X TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope. Signature Signature Date Mark Here for Address Change or Comments SEE REVERSE WO# Fulfillment# 96716-1 96746-1 Note: Please sign as name appears hereon. Joint owners should each sign.When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. OR FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 4. Management proposal to select, on a non-binding, advisory basis, the prefered frequency for the advisory vote on named executive officer compensation. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof. 2. Ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2011. 3. Management proposal to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement. The Board of Directors recommends a vote “FOR” Items 2 and 3. The Board of Directors recommends a vote for “1 YEAR” on Item 4. 2 years 1 year Abstain 3 years FOLD AND DETACH HERE THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE ELECTION OF ALL DIRECTORS NOMINEES; “FOR” ITEMS 2 AND 3; AND “1 YEAR” ON ITEM 4. Director Nominees: 1.1—Robert B. Allardice,III 1.2—Trevor Fetter 1.3—Paul G. Kirk, Jr. 1.4—Liam E. McGee 1.5—Kathryn A. Mikells 1.6—Michael G. Morris 1.7—Thomas A. Renyi 1.8—Charles B. Strauss 1.9—H. Patrick Swygert 1. Election of Directors (Please vote for a total of only “9” Director Nominees). The Board of Directors recommends that you vote “FOR” all 9 Director Nominees listed under Item 1. INTERNET http://www.proxyvoting.com/hig Use the Internet to vote your proxy. Have your proxy card in hand when you access the website.

FOLD AND DETACH HERE Address Change/Comments (Mark the corresponding box on the reverse side) BNY MELLON SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250 (Continued and to be marked, dated and signed, on the other side) Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/equityaccess where step-by-step instructions will prompt you through enrollment. WO# Fulfillment# 96716-1 96746-1 The Hartford Financial Services Group, Inc. 2011 Annual Meeting of Shareholders MAY 18, 2011 at 12:30 P.M. The Hartford Financial Services Group, Inc. The Wallace Stevens Theater One Hartford Plaza Hartford, Connecticut 06155 For Technical Assistance Call 1-877-978-7778 between 9am-7pm Monday-Friday E.D.T. You can now access your The Hartford Financial Services Group, Inc. account online. Access your The Hartford Financial Services Group, Inc. shareholder account online via Investor ServiceDirect® (ISD). The transfer agent for The Hartford Financial Services Group, Inc. now makes it easy and convenient to get current information on your shareholder account. • View account status • View payment history for dividends • View certificate history • Make address changes • View book-entry information • Obtain a duplicate 1099 tax form Visit us on the web at www.bnymellon.com/shareowner/equityaccess Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders. The Proxy Statement, the 2010 Annual Report on Form 10-K and the 2010 Annual Report to Shareholders are available at: http://www.proxyvoting.com/hig PROXY THE HARTFORD FINANCIAL SERVICES GROUP, INC. 2011 Annual Meeting of Shareholders – May 18, 2011 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY The undersigned hereby appoints Alan J. Kreczko, Executive Vice President and General Counsel, and David C. Robinson, Senior Vice President and Corporate Secretary, and each of them, as proxies of the undersigned, each with power to appoint his or her substitute, and hereby authorizes each or either of them to vote, as designated on the reverse side of this proxy, all shares of common stock of The Hartford Financial Services Group, Inc. (the "Company") held of record, and all shares held in the Company's Dividend Reinvestment and Cash Payment Plan, the Company's Investment and Savings Plan and the Company's Deferred Restricted Stock Unit Plan which the undersigned is entitled to vote if personally present at the Annual Meeting of Shareholders of the Company to be held at 12:30 p.m. on May 18, 2011 in the Wallace Stevens Theater at the Company’s Home Office, One Hartford Plaza, Hartford, CT 06155, and at any adjournments or postponements thereof, and confers discretionary authority upon each such proxy to vote upon any other matter properly brought before the meeting. If you own additional shares of common stock in a "street name" capacity (i.e., through a broker, nominee or some other agency which holds common stock for your account), including shares held in the Company's Employee Stock Purchase Plan, those shares are represented by a separate proxy provided by your broker or other nominee. Shares of common stock for the accounts of Company employees who participate in The Hartford Investment and Savings Plan (“ISP”) and The Hartford Deferred Restricted Stock Unit Plan (“Stock Unit Plan”) are held of record and are voted by the respective trustees of these plans. This card provides instructions to plan trustees for voting plan shares. To allow sufficient time for the trustees to tabulate the vote of plan shares, you must vote by telephone or online or return this proxy so that it is received by 5:00 p.m. E.D.T. on May 16, 2011. Please specify your choices by marking the appropriate boxes on the reverse side of this Proxy. The shares represented by this Proxy will be voted as you designate on the reverse side. IF NO DESIGNATION IS MADE, THE SHARES WILL BE VOTED AS THE BOARD OF DIRECTORS RECOMMENDS: “FOR” THE ELECTION OF DIRECTOR NOMINEES NAMED IN ITEM 1; “FOR” ITEMS 2 AND 3; AND “1 YEAR” FOR ITEM 4. Please sign, date and return this Proxy, or vote by telephone or through the Internet. If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

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NOTICE OF 2011 ANNUAL MEETING OF SHAREHOLDERS
GENERAL INFORMATION
CORPORATE GOVERNANCE
BOARD OF DIRECTORS
DIRECTOR COMPENSATION
Director Summary Compensation Table
Director Compensation Table—Outstanding Equity
NOMINEES FOR DIRECTORSHIPS
ITEM 1 ELECTION OF DIRECTORS
REPORT OF THE AUDIT COMMITTEE
ITEM 2 RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
COMPENSATION DISCUSSION AND ANALYSIS
Determination of AIP Factors
REPORT OF THE COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE
COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
EXECUTIVE COMPENSATION
Summary Compensation Table
Summary Compensation Table—All Other Compensation
Grants of Plan Based Awards Table
Outstanding Equity Awards at Fiscal Year-End Table
Option Exercises and Stock Vested Table
Pension Benefits Table
Non-Qualified Deferred Compensation Table
Potential Payments Upon Termination or Change of Control
ITEM 3 APPROVAL OF 2010 COMPENSATION OF NAMED EXECUTIVE OFFICERS
ITEM 4 APPROVAL OF FREQUENCY OF ADVISORY VOTE ON COMPENSATION OF NAMED EXECUTIVE OFFICERS
COMMON STOCK OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS AND CERTAIN SHAREHOLDERS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
HOUSEHOLDING OF PROXY MATERIALS
OTHER INFORMATION
APPENDIX A BUSINESS PEER GROUPS
HIMCO